Exhibit 10.14

TIPSS-3
Federal Statement of Work
Agreement #4902FP0169
SOW# 4905FP0783

This Statement of Work ("SOW") # 4905FP0783 adopts and incorporates by reference the terms and conditions of Master Solutions Engagement Agreement # 4902FP0169 (“Base Agreement”) between  IBM (“Buyer”) and FuGEN, Inc. (“Supplier”).  This SOW is effective beginning on 10/28/2005 and will remain in effect until 10/27/2006 unless extended in writing.  Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the Base Agreement and any applicable Purchase Orders (“POs”) or Work Authorizations (“WAs”).  For purposes of this SOW, the terms “PO” and “WA” are used interchangeably.  This SOW is not a PO or WA.

The Certifications and Representations which Supplier executed on 08/08/2005 are incorporated into this SOW by reference. In addition, future Certifications and Representations executed by Supplier during the term of this SOW under the provisions of Buyer’s Annual Certifications and Representations program are automatically incorporated into the SOW.

This SOW is issued in support of Buyer’s contract No. TIRNO-06-D-0019  with the Department of the Treasury (“Customer”) entitled Total Information Processing Support Services-3 (“TIPSS-3”).

1.0	Scope Of Work Summary
The periods of performance for specific tasks hereunder will be defined for each of the efforts as described in the POs or WAs issued to Supplier, referencing the Base Agreement and SOW.  The TIPSS-3 option periods, which may be exercised unilaterally by  Buyer, are included below.

Base Period	10/28/05 – 10/27/06
Option Period 1	10/28/06 – 10/27/07
Option Period 2	10/28/07 – 10/27/08
Option Period 3	10/28/08 – 10/27/09
Option Period 4	10/28/09 – 10/27/10

2.0	Definitions
Except as listed below in this section 2.0, the definitions listed in Base Agreement 4902FP0169 shall apply to this SOW.

3.0	Pricing

LABOR CATEGORIES

LABOR CATEGORIES	Fugen Base Year	Option Year 01	Option Year 02	Option Year 03	Option Year 04
Task/Project Managers	$135.00	$139.05	$143.22	$147.52	$151.94
Subject Matter Experts	$101.00	$104.03	$107.15	$110.37	$113.68
Senior IT Specialists	$95.00	$97.85	$100.79	$103.81	$106.92
IT Specialists	$78.00	$80.34	$82.75	$85.23	$87.79
Junior IT Specialists	No Bid	No Bid	No Bid	No Bid	No Bid
Senior IT Technicians	$65.00	$66.95	$68.96	$71.03	$73.16
IT Technicians	$50.00	$51.50	$53.05	$54.64	$56.28
Junior IT Technicians	No Bid	No Bid	No Bid	No Bid	No Bid
Senior IT Administrative Specialists	$56.03	$57.71	$59.44	$61.23	$63.06
IT Administrative Specialists	$35.41	$36.47	$37.57	$38.69	$39.85
Senior Security Specialists	$95.00	$97.85	$100.79	$103.81	$106.92
Security Specialists	$78.00	$80.34	$82.75	$85.23	$87.79
Junior Security Specialists	$60.00	$61.80	$63.65	$65.56	$67.53
Security Technicians	$65.00	$66.95	$68.96	$71.03	$73.16

Form Release: 05/01 - Revision: 4/04
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TIPSS-3 Federal Statement of Work

Senior IT Training Specialists	$78.00	$80.34	$82.75	$85.23	$87.79
IT Training Specialists	$67.00	$69.01	$71.08	$73.21	$75.41
JR IT Training Specialists	$50.00	$51.50	$53.05	$54.64	$56.28
Senior Applications Engineer	$81.88	$84.34	$86.87	$89.47	$92.16
Applications Engineer	$67.84	$69.88	$71.97	$74.13	$76.35
Junior Applications Engineer	$53.76	$55.37	$57.03	$58.75	$60.51
Senior Applications Programmer	No Bid	No Bid	No Bid	No Bid	No Bid
Applications Programmer	$63.69	$65.60	$67.57	$69.60	$71.68
Junior Applications Programmer	$54.25	$55.88	$57.55	$59.28	$61.06
Senior Applications Systems Analyst	$95.00	$97.85	$100.79	$103.81	$106.92
Applications Systems Analyst	$78.00	$80.34	$82.75	$85.23	$87.79
Junior Applications Systems Analyst	$60.00	$61.80	$63.65	$65.56	$67.53
Senior Business Process Reengineering Specialist	No Bid	No Bid	No Bid	No Bid	No Bid
Business Process Reengineering Specialist	$72.36	$74.53	$76.77	$79.07	$81.45
Junior Business Process Reengineering Specialist	$61.64	$63.49	$65.40	$67.36	$69.38
Senior Data Architect	No Bid	No Bid	No Bid	No Bid	No Bid
Data Architect	$70.06	$72.17	$74.33	$76.56	$78.86
Junior Data Architect	$59.68	$61.47	$63.32	$65.22	$67.17
Senior Data Security Specialist	No Bid	No Bid	No Bid	No Bid	No Bid
Data Security Specialist	$70.45	$72.57	$74.74	$76.99	$79.30
Junior Data Security Specialist	$60.02	$61.82	$63.67	$65.58	$67.55
Senior Database Analyst/Programmer	$85.00	$87.55	$90.18	$92.88	$95.67
Database Analyst/Programmer	$70.00	$72.10	$74.26	$76.49	$78.79
Junior Database Analyst/Programmer	$53.76	$55.37	$57.03	$58.75	$60.51
Senior Disaster Recovery Specialist	$95.00	$97.85	$100.79	$103.81	$106.92
Disaster Recovery Specialist	$78.00	$80.34	$82.75	$85.23	$87.79
Junior Disaster Recovery Specialist	$60.78	$62.60	$64.48	$66.42	$68.41
Senior Information Engineer	$85.00	$87.55	$90.18	$92.88	$95.67
Information Engineer	$70.00	$72.10	$74.26	$76.49	$78.79
Junior Information Engineer	$53.76	$55.37	$57.03	$58.75	$60.51
Senior Network Engineer	$85.00	$87.55	$90.18	$92.88	$95.67
Network Engineer	$70.00	$72.10	$74.26	$76.49	$78.79
Junior Network Engineer	$53.76	$55.37	$57.03	$58.75	$60.51
Senior Software Developer/Programmer	No Bid	No Bid	No Bid	No Bid	No Bid
Software Developer/Programmer	$66.42	$68.42	$70.47	$72.58	$74.76
Junior Software Developer/Programmer	$56.58	$58.28	$60.03	$61.83	$63.68
Senior Systems Software Engineer	No Bid	No Bid	No Bid	No Bid	No Bid
Systems Software Engineer	$69.88	$71.98	$74.14	$76.36	$78.65
Junior Systems Software Engineer	$59.53	$61.32	$63.16	$65.05	$67.00
Senior Systems Analyst	$95.00	$97.85	$100.79	$103.81	$106.92
Systems Analyst	$78.00	$80.34	$82.75	$85.23	$87.79
Junior Systems Analyst	$65.00	$66.95	$68.96	$71.03	$73.16

Form Release: 05/01 - Revision: 4/04
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TIPSS-3 Federal Statement of Work

Senior Systems Architect	$95.00	$97.85	$100.79	$103.81	$106.92
Systems Architect	$78.00	$80.34	$82.75	$85.23	$87.79
Junior Systems Architect	$65.00	$66.95	$68.96	$71.03	$73.16
Senior Telecommunication Engineer	No Bid	No Bid	No Bid	No Bid	No Bid
Telecommunication Engineer	$67.13	$69.14	$71.21	$73.35	$75.55
Junior Telecommunication Engineer	$57.18	$58.90	$60.66	$62.48	$64.36
Senior Web Designer	No Bid	No Bid	No Bid	No Bid	No Bid
Web Designer	$58.65	$60.41	$62.22	$64.09	$66.01
Junior Web Designer	$49.96	$51.46	$53.00	$54.59	$56.23

4.0	Labor Category Descriptions

See Attachment A: Labor Category Descriptions

5.0	Acceptance Criteria

To qualify for acceptance, each Deliverable shall be completed in accordance with the agreed to schedule.  The Buyer Technical Coordinator determines acceptance.

Additionally, completion may be defined as one of the following two events:

1.	Completion of the maximum number of hours called for in the Buyer Purchase Order or WA to which this SOW is an Attachment or incorporated by reference.
2.
The  Buyer Technical Coordinator’s direction to the Supplier to cease efforts under this SOW at any point during performance for any reason including, but not limited to, early completion of the effort or termination (in part or in whole) of the effort by Buyer or the Customer.

6.0	Supplier's Responsibilities
6.0	In addition to delivering Tools, Developed Works, and other Deliverables and Services on schedule, Supplier will:

1.	Participate in progress reviews, as requested by Buyer, to demonstrate Supplier's performance of its obligations.
2.
Maintain records to verify authorship of any Developed Works for four (4) years after the termination or expiration of this SOW.  On request, Supplier will deliver or otherwise make available this information in a form specified by Buyer.

6.1	Supplier's Use of Subcontractors
Supplier may subcontract Services to be performed hereunder.  Notwithstanding this subsection, Supplier's use of subcontractors will not relieve Supplier of the responsibility for the subcontractor's performance, and Supplier's obligations and responsibilities assumed under this Agreement will be made equally applicable to subcontractors.  Buyer reserves the right to reject Supplier's use of a subcontractor in performance of this Agreement for any reason.

6.2	Asset Protection
In the event that assets are loaned to Supplier and there is no separate loan agreement in place between Buyer and Supplier for those assets, Supplier will be responsible for risk of loss and for the return of those assets to Buyer.

6.3	Labor Reporting
Supplier personnel are required to report their time accounting information into the Buyer approved labor claiming system. Supplier's employees are responsible for recording their time to individual project number(s) on a DAILY basis and shall submit a timesheet through the labor claiming system on a WEEKLY basis. A workweek is defined as 12:01am Saturday morning through Friday at midnight. The timesheet shall be signed/submitted at the close of business on the Friday ending the work week. By transmission of an electronic timesheet to  Buyer, Supplier certifies that the number of hours indicated

Form Release: 05/01 - Revision: 4/04
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TIPSS-3 Federal Statement of Work

thereon are the actual number of hours expended by the individual named on the timesheet, for the Period of Performance indicated, and for the task indicated. A timesheet must be completed every week, even if the individual did not provide services for a particular week, during their period of performance under this SOW.

6.4	Technical Direction
All technical efforts hereunder shall be solely at the direction of the  Buyer Technical Coordinator, or his designee. Contractual direction is provided solely by the  Buyer Subcontracts Administrator (Buyer), or authorized designee, as identified in the Purchase Order or Subcontract to which this SOW is an attachment.  Supplier agrees performance hereunder is executed within the funding limitations as stated in applicable WAs .  Supplier personnel are not authorized to work off-site, which is defined as any location other than a Buyer  or Customer designated facility unless specifically authorized to do so in writing by the  Buyer’s Technical Coordinator or designee.

6.5	Work Day
The standard work day is eight (8) hours of productive labor worked during the core business hours of 7 A.M. through 6 P.M., Monday through Friday. (The definition of “Productive Labor” is provided in Attachment “B”, Prime Contract Flow Down Provisions, Article H.10) A half hour lunch period will be allocated for lunch. The start and stop times for the work day may be determined by mutual agreement of the Buyer and Supplier, but should always be implemented to meet the particular needs of the business. Supplier personnel are not authorized to work on any  Buyer and/or Customer designated holiday unless he/she receives advance written/electronic approval from  Buyer’s Technical Coordinator, or designee. No premium is authorized for any holiday that is worked. In no event will the Supplier’s effort exceed the maximum number of hours allocated to each segregable task as funded by the  Buyer Purchase Order to which this SOW is an attachment.

7.0	RESERVED

8.0	Buyer’s Responsibilities
 Buyer will provide a project coordinator for monitoring of Supplier’s progress and resolution of common concerns throughout the performance period.  If applicable,  Buyer will arrange reasonable access to  Buyer and customer sites, technical systems, and documentation.

9.0	RESERVED

10.0	RESERVED

11.0	Payments

11.0	Payment Terms
If requested, Supplier shall furnish the  Buyer Project Manager with a COPY of all invoices submitted electronically to  Buyer Accounts Payable.  Invoices may be submitted monthly for actual hours worked. Payment is Net 30 days after receipt of a correct invoice.  All invoices shall follow the  Buyer ‘s designated invoicing system’s  prescribed format and include, at a minimum, the  Buyer Purchase Order number, period of performance, names, labor categories, and hours expended by person.

11.1	Travel Expense Guidelines:
Travel per diem charges will be in accordance with the Federal Travel Regulations (FTRs) or other applicable regulations set forth in Buyer’s prime contracts with Customer applicable to specific WAs placed under this Agreement and Public Law 99-234.  When air travel is involved, Supplier shall use the least expensive mode; i.e., economy or coach.  Buyer will reimburse for rental cars if applicable (economy or mid-size vehicles are to be used). When using a personal vehicle for  Buyer directed business related travel, and when specifically authorized via a WA,  Buyer will reimburse Supplier for mileage at the then current mileage reimbursement rate prescribed in the FTRs.  All receipts for such travel and living expenses are to accompany Supplier’s invoice to  Buyer. Receipts are needed for all airline tickets, hotel accommodations and car rentals, regardless of value. Any other expenditures greater than $75.00 also require receipts to be provided to  Buyer in support of Supplier’s invoice.
Local travel (mileage, tolls, parking, etc.) is not considered to be an allowable cost under this SOW, and will not be reimbursed to Supplier. Local travel is defined as travel  between work locations in the Washington metro area.

Form Release: 05/01 - Revision: 4/04
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TIPSS-3 Federal Statement of Work

11.2	Travel Invoice Guidelines:
As with labor invoices, travel invoices shall be submitted via the Buyer designated invoicing system.  Travel invoices must be received by  Buyer in the required format within thirty (30) calendar days after the end date of the trip.   Buyer is unable to short-pay travel invoices if a discrepancy is found between the amount billed and the amount that can be paid.  Therefore, Supplier is required to provide travel expense reports in the required format (See Attachment C) to the Buyer’s Technical Coordinator or designee for review and concurrence prior to submitting an electronic invoice.

Supporting invoice data shall include:

•	MTSA number and corresponding PO or WA, including line item number
•	Travel costs broken down on a daily basis
•	Period covered by the invoice
•	Invoice total
•	Invoice number and date

12.0	RESERVED

13.0	Communications
All communications between the parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

Business Coordinators
FOR SUPPLIER	FOR BUYER
Name	Name	Greg Liberatore
Title	Title	Procurement Advisor
Address	Address	6300 Diagonal Highway Boulder, CO 80301
Phone	Phone	303-924-6124
Fax	Fax	845491-5710
E-mail	E-mail	liberato@us.ibm.com

Technical Coordinators
FOR SUPPLIER	FOR BUYER
Name	Name	Mona Kotlarsky
Title	Title	Project Manager
Address	Address	6710 Rockledge Drive Bethesda, MD 20817
Phone	Phone	301-803-2684
Fax	Fax	301 803 2684
E-mail	E-mail	mkot@us.ibm.com

14.0	Electronic Commerce

Unless previously submitted by Supplier, in order to initiate electronic transfer of payments associated with this SOW, Supplier will complete the form entitled “Authorization for Electronic Funds Transfer” and fax the completed form to Accounts Payable at the number included on the form.

15.0	Federal Acquisition Regulation References

Form Release: 05/01 - Revision: 4/04
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TIPSS-3 Federal Statement of Work

Full Text Prime Contract Flow down Provisions - See Attachment B

16.0	Federal Changes To The Base Agreement
Except as detailed in this Section  all terms and conditions of Base Agreement Number 4902FP0169 remain unchanged and govern the rights and responsibilities of the parties to the Agreement.

For purposes of this SOW, the following sections replace the sections in the Base Agreement Number 4902FP0169.

7.0	Delivery
Deliverables or Services will be delivered as specified in the relevant SOW and/or WA.  Buyer may cancel or reschedule the delivery date or change the delivery point as specified in the relevant SOW and/or WA. If Supplier cannot comply with a delivery commitment, Supplier will promptly notify Buyer of a revised delivery date and  Buyer may:
1.  cancel without charge Deliverables or Services not yet delivered;
2.  procure such Deliverables or Services elsewhere and charge Supplier the cost differential; and
3.  exercise all other remedies provided at law, in equity and in this Agreement.

Deliverables and Services provided during the performance of this Agreement are in support of, and placed under, the Government Agencies and associated Government Contract numbers identified in the Release Orders issued under this Agreement. In addition, Defense priorities and Allocations System (DPAS) Ratings associated with specific efforts, if any, will be identified in Release Orders pertaining to those efforts.

14.2	Termination of a SOW or WA
Buyer may terminate a SOW or WA with Cause effective immediately in accordance with FAR 52.249, or without Cause on written notice in accordance with FAR 52.249. Upon termination, in accordance with Buyer’s written direction, Supplier will immediately:
1.  cease work;
2.  prepare and submit to Buyer an itemization of all completed and partially completed Deliverables and Services;
3.  deliver to Buyer Deliverables satisfactorily completed up to the date of termination at the agreed upon Prices in the relevant SOW and/or WA; and
4.  deliver upon request any work in process.

In the event Buyer terminates without Cause, Buyer will compensate Supplier for the actual and reasonable expenses incurred by Supplier for work in process up to and including the date of termination provided Supplier uses reasonable efforts to mitigate Buyer’s liability under this Subsection by, among other actions, accepting the return of, returning to its suppliers, selling to others, or otherwise using the canceled Deliverables (including raw materials or work in process) and provided such expenses do not exceed the Prices. If the termination is for Cause, Supplier shall be compensated only for Deliverables and Services actually delivered and accepted and shall be liable for Buyer’s re-procurement costs, damages and losses.

15.3	Choice of Law and Forum; Waiver of Jury Trial; Limitation of Action; Disputes
This Agreement and the performance of transactions under this Agreement will be governed by the laws of the country where the Buyer entering into the relevant agreement or PA is located, except that the laws of the State of New York applicable to contracts executed in and performed entirely within that State will apply if any part of the transaction is performed within the United States.  The United Nations Convention on Contracts for the International Sale of Goods does not apply. Any Federal clauses contained in this Agreement or incorporated by reference shall be construed and interpreted in accordance with Federal law, including, but not limited to burden of proof and calculation of damages. Any dispute or claim arising out of or relating to this Agreement shall be submitted to the Buyer in writing.  Those disputes or claims that cannot be resolved by mutual agreement shall be resolved by litigation in accordance with the provisions of this section, unless the parties mutually agree in writing to resolve the matter through some other means, including alternative dispute resolution methods. The parties expressly waive any right to a jury trial regarding disputes related to this Agreement.  Unless otherwise provided by local law without the possibility of contractual waiver or limitation, any legal or other action related to this Agreement must be commenced no later than two (2) years from the date on which the cause of action arose.

15.11	Record Keeping and Audit Rights

Form Release: 05/01 - Revision: 4/04
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TIPSS-3 Federal Statement of Work

Supplier will maintain (and provide to Buyer upon request) relevant business and accounting records to support invoices under this Agreement and proof of required permits and professional licenses, for a period of time as required by local law, but not for less than three (3) years following completion or termination of the relevant SOW and/or WA.  All accounting records will be maintained in accordance with generally accepted accounting principles, except where Public Law 100-679 requires that Supplier comply with Cost Accounting Standards.

16.0	Additional Terms And Conditions
16.1	Export of Technical Data
Supplier will not, nor will Supplier authorize or permit Supplier Personnel to disclose, export or re-export any of Buyer’s information, or any process, Deliverable, or Service that is produced under this Agreement, without prior notification and compliance with all applicable Federal, State and local laws, regulations and ordinances, including the regulation of the US Department of Commerce and/or the US Department of State.  In addition, Supplier agrees to notify Buyer if Supplier is listed in the Denied Parties List published by the Department of Commerce, or if Supplier export privileges are otherwise denied, suspended, or revoked in whole or in part.

16.2	Small, Disadvantaged, Women-Owned and HUBZone Businesses
If Supplier is a large business, Supplier represents to Buyer that Supplier has in its procurement process an active program which complies with all applicable laws and provides participation opportunities to small, disadvantaged, women-owned, and HUBZone businesses.

16.3	Notification of Debarment/Suspension
By acceptance of this Agreement either in writing or by performance, Supplier certifies that as of the date of award of this Agreement neither Supplier, nor any of Supplier’s principals, is debarred, suspended, or proposed for debarment by the Federal Government or any State Government.  Further, Supplier shall provide immediate written notice to Buyer in the event that during the performance of this Agreement and any Release Orders placed hereunder, Supplier or any of Supplier’s principals is debarred, suspended, or proposed for debarment by the Federal Government or any State Government.

16.4	Compliance with Laws Unique to Government Contracts
Supplier agrees to comply with 31 U.S.C. 1352 relating to limitation on the use of appropriated funds to influence certain Federal contracts; 18 US C. 431 relating to official not to benefit; 40 U.S.C. 327 et seq; Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58 Anti-Kickback Act of 1986; 41 U.S.C. 265 relating to whistle blower protections; 49 U.S.C. 40118, Fly American Act; and 41 U.S.C. 423 Procurement Integrity; and 41 C.F.R. part 470 regarding Beck regulations.

16.5	Documentation
Documentation supporting all invoice charges shall be sent via fax to the IBM Global Services Technical Coordinator. Supporting documentation includes, but is not limited to, travel receipts and itemized expense accounts, copies of freight bills, contractor time sheets, and evidence that Deliverables and Services were completed per the Agreement and Release Order placed under this Agreement. Other supporting documentation shall be sent immediately after the event which generated the expense.  SUPPORTING DOCUMENTATION SHALL NOT BE DEEMED PROPERLY RECEIVED BY BUYER IF IT IS SENT TO ACCOUNTS PAYABLE RATHER THAN TO THE TECHNICAL COORDINATOR.

16.6	Indemnification for defective cost or pricing data
Unless otherwise exempt under FAR 15.403-1, Supplier agrees to furnish Buyer with Cost or Pricing Data under this Agreement if the Agreement exceeds the established threshold, or if otherwise requested by Buyer pursuant to FAR 15.403-4, and also agrees to furnish Buyer Cost or Pricing Data for all modifications to the PO involving aggregate increases and/or decreases in costs, plus applicable profits, exceeding the established threshold. Supplier agrees to furnish Buyer all information required by Buyer to support any claimed exemption.  In addition, if Supplier is required to furnish Buyer cost or pricing data under this PO, Supplier agrees that FAR Part 31, "Contract Cost Principles and Procedures" shall apply.

If Supplier furnishes Buyer with Cost or Pricing Data and if Buyer's Customer (the US Government, Government prime contractor or a Government subcontractor) determines that the price of Buyer's contract with the Customer is reduced because such price was overstated due to the Supplier or any of Supplier’s lower tier subcontractors furnishing to Buyer Cost or Pricing Data that was not accurate, complete and current, then in addition to any other remedy provided by law or under this PO, Supplier agrees to indemnify and hold Buyer harmless to the full extent of any loss, damage or expense resulting from such failure.

Form Release: 05/01 - Revision: 4/04
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TIPSS-3 Federal Statement of Work

16.7	Solicitation of Supplier’s Personnel
Buyer reserves the right to make offers to Supplier’s personnel to become employees of  Buyer, once 90 calendar days of the period of performance has elapsed on the WA and subject to the following limitations.

(i)	Buyer’s offer of employment accepted within 90 – 180 calendar days of Supplier’s personnel commencement of performance entitles Supplier to a placement fee of $5,000.

(ii)	Buyer’s offer of employment accepted after 180 calendar days of Supplier’s personnel commencement of performance will not entitle Supplier to any placement fee.

The above-mentioned placement lump-sum fee in (i) or lack thereof as described in (ii) of this subsection represents  Buyer’s entire liability to Supplier for the solicitation and hire of Supplier’s personnel and fair and valuable consideration for Supplier.  In the event personnel of Supplier are offered employment with  Buyer, and pursuant to the above limitations, Supplier shall waive any of its rights pursuant to any restrictive covenant/non-competition agreements it may have with Supplier’s personnel.

It is not  Buyer’s intent to use this agreement as a means for Supplier to recruit for Buyer.  Rather, this agreement allows  Buyer to pursue business that would not otherwise be offered, where the customer would prefer not to have the position subcontracted.  It is  Buyer’s primary interest to maintain the subcontractor relationship on the program.

In the event that any Supplier’s personnel apply for and are offered employment by  Buyer, without prior solicitation by  Buyer, Supplier shall not charge  Buyer with any expenses, costs, fees, etc. resulting from such hiring, nor seek any damages from  Buyer.

The Terms and Conditions of this clause shall flow down, and be made equally applicable to Supplier’s tiered suppliers. The fee schedule only applies to the Supplier. Supplier agrees to negotiate a mutually agreeable placement fee with its tiered  suppliers.

17.0	RESERVED

18.0	Statement Of Work Order Of Precedence
The order of precedence is stated in the Base Agreement under “Prior Communications and Order of Precedence.”  In the event of a conflict between the SOW Sections 15.0, 16.0, 17.0, 18.0 and 19.0 of this SOW, the order of precedence will be 19.0, 18.0, 17.0, 16.0 and 15.0.

19.0	RESERVED

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	FuGEN, Inc.
By: /s/ Gregory D. Liberatore	By: /s/
Buyer Signature Date	Supplier Signature Date
Gregory D. Liberatore
Printed Name	Printed Name
Procurement Advisor, Global Services Procurement Federal
Title & Organization	Title & Organization

Buyer Address: 6300 Diagonal Highway Boulder, CO 80301 USA	Supplier Address:

Form Release: 05/01 - Revision: 4/04
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TIPSS-3 Federal Statement of Work

Attachment A

Labor Category Descriptions

TASK/PROJECT MANAGER

The Project Manager is a senior manager responsible for coordinating the management of all work performed on an individual task order.  The Project Manager shall act as the central point of contact.  Project Manager responsibilities may include, but not be limited to, the following:

(a)  Providing competent leadership and responsible program direction through successful performance of a variety of detailed, diverse elements of project transitioning;

(b)Demonstrating competence using data from project management tools;

(c)  Simultaneously planning and managing the transition of highly technical projects and directs completion of tasks within estimated time frames and budget constraints;

(d)  Organizing, directing, and coordinating planning and production of all support activities and resource needs and assigning duties to subordinates;

(e)  Communications, both written and oral, with all levels of management and Government representatives, including but not limited to,  BUYER Management, the CO, COTR and Lead Contracting Officer’s Technical Representative (Lead COTR); and

(f)  Meeting with Department of the Treasury, IRS, and other federal agency management officials regarding the status of specific task order activities and problems, issues or conflicts requiring resolution.

C.7.1.2  SUBJECT MATTER EXPERT

General Description:
An individual whose knowledge and skills are applicable to an actual SOW or SON and is so recognized in the professional community that the Government is able to qualify the individual as an expert in the field.  (For example: publications, speeches at conferences, research, and teaching.)  Demonstrates exceptional oral and written communications skills.

Education:
An advanced degree (Master's or Doctoral degree) from an accredited college or university in the field of expertise described in an actual SOW or SON is required.

The Contracting Officer may approve a waiver for substitution of experience for the education requirement, on a case by case basis.

General Experience:
Eight (8) years of progressive experience in the field of expertise required by an actual SOW or SON.

Specific Experience:
At least four (4) years of the General Experience is concentrated, hands-on experience in the specific discipline of the field of expertise required by an actual SOW or SON.

Function:

Form Release: 05/01 - Revision: 4/04
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TIPSS-3 Federal Statement of Work

Performs as a consultant in highly specialized, leading edge information technologies and methodologies;  Provides highly technical and specialized guidance concerning automated solutions to complex information processing problems;  Performs elaborate analyses and studies;  Prepares reports and gives presentations;  Works independently or as a member of a team;  May serve as a Contractor Task Order Project Manager.

Examples (not all inclusive):
Information Technology Expert	Neural Network Expert
Organizational Development Expert	Artificial Intelligence Expert
Industrial/Organizational Psychologist	Business Systems Analyst

C.7.1.3   SENIOR INFORMATION TECHNOLOGY SPECIALIST

General Description:
An individual very knowledgeable in all aspects of IT;  Has extensive experience in the specific IT discipline(s) described in an actual SOW or SON; Demonstrates very good oral and written communications skills.

General Experience:
Eight (8) years of progressive experience in the field of IT, including six (6) years of specialized experience in numerous, highly specialized IT disciplines involving a wide range of hardware/software solutions.

Specific Experience:
At least four (4) years of General Experience is concentrated, hands-on experience in all aspects of the specific discipline(s) of IT required by an actual SOW or SON.

Function:
Provides highly technical and specialized guidance and solutions to complex IT problems; Performs elaborate analyses and studies.  Prepares reports and gives presentations; Works independently or as a member of a team; May serve as Contractor Task Order Project Manager.

Examples (not all inclusive):
Senior Telecommunications Engineer                                                                     Senior Systems Analyst
Senior Independent Evaluator                                                                          Software Customization Specialist
Senior Telecommunications Specialist                                                                    Senior Information Technology Engineer
Senior Communications Specialist                           Senior Systems Programmer
Senior Organizational Specialist                                                                               Senior Applications Programmer
Senior Network Engineer                                   Senior Organizational Change Specialist
Senior Internet/Intranet Specialist                                                                           Senior Work Systems Design Specialist
Senior Software Systems Specialist                         Senior Data Base Management Specialist
Senior Business Process Re-Engineering Specialist
Senior Integration and Integration Testing Specialist

C.7.1.4   INFORMATION TECHNOLOGY SPECIALIST

General Description:
An individual very knowledgeable in IT; Has extensive experience in the specific IT discipline(s) described in an actual SOW or SON.  Demonstrates good oral and written communications skills.

General Experience:
Six (6) years of progressive experience in the field of IT, including four (4) years of specialized experience in numerous highly specialized IT disciplines involving a wide range of hardware/software solutions.

Specific Experience:
At least three (3) years of General Experience is concentrated hands-on experience in the specific discipline(s) of IT required by an actual SOW or SON.

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TIPSS-3 Federal Statement of Work

Function:
Provides highly technical and specialized solutions to complex IT problems; Performs analyses and studies;  Prepares reports;  Works independently or as a member of a team.

Examples (not all inclusive):
Systems Analyst	Telecommunications Engineer
Optimization Specialist	Network Engineer
Lead Programmer/Analyst	Internet/Intranet Specialist
Relational Database Specialist	Communications Specialist
Information Technology Engineer	Organizational Specialist
Systems Programmer	Organizational Change Specialist
Applications Programmer	Independent Evaluator
Internet/Intranet Specialist	Work Systems Design Specialist
Data Base Management Specialist	Software Systems Specialist
Business Process Re-Engineering Specialist
Integration and Integration Testing Specialist

C.7.1.5   JUNIOR INFORMATION TECHNOLOGY SPECIALIST

General Description:
An individual knowledgeable in IT.  Has experience in the specific IT discipline(s) described in an actual SOW or SON.  Demonstrates good oral and written communications skills.

General Experience:
Four (4) years of progressive experience in the field of IT, including three (3) years of specialized experience in highly specialized Information Technology disciplines involving a range of hardware/software solutions.

Specific Experience:
At least two (2) years of General Experience is concentrated hands-on experience in the specific discipline(s) of IT required by an actual SOW or SON.

Function:
Provides technical and specialized solutions to complex IT problems.  Performs analyses and studies.  Prepares reports.  Works independently or as a member of a team.

Examples (not all inclusive):
    Junior Systems Programmer
    Junior Network Engineer
    Junior Telecommunications Specialist
    Junior Work Systems Design Specialist
    Junior Applications Programmer
    Junior Communications Specialist
    Junior Internet/Intranet Specialist
    Junior Organizational Change Specialist
    Junior IV&V Specialist
    Junior Software Systems Specialist
    Junior Data Base Management Specialist
    Junior Systems Analyst
    Junior Integration and Integration Testing Specialist
    Junior Telecommunications Engineer
    Junior Information Technology Engineer

C.7.1.6  SENIOR INFORMATION TECHNOLOGY TECHNICIAN

General Description:

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TIPSS-3 Federal Statement of Work

An individual very knowledgeable in and experienced with software and hardware operations for IT.  Has experience in the specific technologies required by an actual SOW or SON.

General Experience:
Five (5) years progressive experience in the field of software or hardware operations.

Specific Experience:
At least three (3) years of General Experience is concentrated hands-on experience in the specific discipline(s) of IT required by an actual SOW or SON.  The experience shall be with the specific equipment, software or other requirement specified in an actual SOW or SON.

Function:
Provides support in the less technical disciplines of IT, such as computer operations, moving and installing equipment, computer cabling, data entry and verification, media duplication, document control and software installation.  Works independently or as a member of a team.

Examples (not all inclusive):
Senior Computer Operator	Senior Database Administrator
Senior Document Control Specialist	Senior Systems Administrator
Senior Computer Installation Technician	Senior Help Desk Manager
Senior Data Technician	Senior Network Administrator
Senior Network Technician	Senior Communications Technician
Senior Organizational Change Technician
Senior Hardware/Software (HW/SW) Installation Technician

C.7.1.7   INFORMATION TECHNOLOGY TECHNICIAN

General Description:
An individual knowledgeable in and experienced with hardware and software operations for IT.  Has experience in the specific technologies required by an actual SOW or SON.

General Experience:
Three (3) years progressive experience in the field of software or hardware operations.

Specific Experience:
At least two (2) years of General Experience is concentrated hands-on experience in the specific discipline(s) of IT required by an actual SOW or SON.  The experience shall be with the specific equipment, software or other requirement specified in an actual SOW or SON.

Function:
Provides support in the less technical disciplines of Information Technology, such as computer operations, moving and installing equipment, computer cabling, data entry and verification, media duplication, document control and software installation.  Works as a member of a team.

Examples (not all inclusive):
Data Entry Specialist	Organizational Change Technician
Computer Operator	Work Systems Design Technician
Database Administrator	Data Technician
System Administrator	Help Desk Technician
Network Technician	Communications Technician
Network Administrator	Hardware/Software Installation Technician

C.7.1.8   JUNIOR INFORMATION TECHNOLOGY TECHNICIAN

General Description:
An individual knowledgeable in hardware and software operations for IT.  Has experience in the specific

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-- 12 --

TIPSS-3 Federal Statement of Work

technologies required by an actual SOW or SON.

General Experience:
Two (2) years progressive experience in the field of software or hardware operations.

Specific Experience:
At least one (1) year of General Experience is concentrated hands-on experience in the specific discipline(s) of IT required by an actual SOW or SON.  The experience shall be with the specific equipment, software or other requirement specified in an actual SOW or SON.

Function:
Provides support in the less technical disciplines of IT, such as computer operations, moving and installing equipment, computer cabling, data entry and verification, media duplication, document control and software installation.  Works as a member of a team.

Examples (not all inclusive):
Junior Data Entry Specialist                     Junior Computer Operator
Junior HW/SW Installation Technician                 Junior Data Technician

C.7.1.9  SENIOR INFORMATION TECHNOLOGY ADMINISTRATIVE SPECIALIST

General Description:
An individual very knowledgeable in computer-based documentation and presentation techniques, technical writing, technical proofreading and technical editing.  Demonstrates excellent command and articulation of the English language.  Demonstrates superior grammar skills.

General Experience:
Five (5) years of progressive experience in technical writing and documentation preparation in the field of information processing.

Function:
Prepares documentation to be furnished as an actual SOW or SON deliverable(s).  Provides administrative support such as technical writing, proofreading, technical editing of word processing and other computer-based documents, integration of various sources into a cohesive product which may be delivered as computer-based magnetic media, preparation of graphical and narrative presentation material.  Works as part of a team.

Examples (not all inclusive):
Senior Technical Writer                                                                Senior Documentation Specialist
Senior Graphics Specialist                                                            Senior Computer Aide

C.7.1.10   INFORMATION TECHNOLOGY ADMINISTRATIVE SPECIALIST

General Description:
An individual knowledgeable in computer-based documentation and presentation techniques, technical typing and word processing.  Demonstrates excellent command and articulation of the English language.  Has superior grammar skills.

General Experience:
Three (3) years of progressive experience in technical typing and documentation preparation in the field of IT.

Function:
Prepares documentation to be furnished as an actual SOW or SON deliverable(s).  Provides administrative support such as technical typing, editing of word processing and other computer-based manuscripts, integration of various sources into a cohesive product which may be delivered as computer-based magnetic media, preparation of graphical and narrative presentation material.  Works as part of a team.

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TIPSS-3 Federal Statement of Work

Example:
Technical Writer                                                                Documentation Specialist
Graphics Assistant                                                            Technical Typist
Computer Aide

C.7.1.11  SENIOR SECURITY SPECIALIST

General Description:
An individual very knowledgeable and experienced in all aspects of Security .  Has extensive experience in the specific Security discipline(s) described in an actual SOW or SON.  Demonstrates very good oral and written communications skills.

General Experience:
Eight (8) years of progressive experience in the field of IT, including six (6) years of specialized experience in numerous, highly specialized IT disciplines involving a wide range of hardware/software solutions.

Specific Experience:
At least four (4) years of General Experience is concentrated, hands-on experience in all aspects of the specific area(s) of Security required by an actual SOW or SON.

Function:
Provides highly technical and specialized guidance, and solutions to complex Security problems.  Performs elaborate analyses and studies.  Prepares reports and gives presentations to upper management.  Works independently or as a member of a team.  May serve as Contractor Task Order Project Manager.

Examples (not all inclusive):
Senior Computer Security Specialist                                                                            Senior Security Engineer
Senior Business Systems Analyst                                                                               Senior IT Audit Manager
Senior Information Security Administrator                                                                 Senior Data Security Specialist
Senior Disaster Recovery Specialist                                                                            Senior Network Security Analyst
Senior Security Systems Specialist

C.7.1.12   SECURITY SPECIALIST

General Description:
An individual knowledgeable and experienced in all aspects of Security .  Has extensive experience in the specific Security discipline(s) described in an actual SOW or SON.  Demonstrates very good oral and written communications skills.

General Experience:
Six (6) years of progressive experience in the field of IT, including four (4) years of specialized experience in numerous, highly specialized IT disciplines involving a wide range of hardware/software solutions.

Specific Experience:
At least three (3) years of General Experience is concentrated, hands-on experience in all aspects of the specific area(s) of Security required by an actual SOW or SON.

Function:
Provides highly technical and specialized guidance, and solutions to complex Security problems.  Performs analyses and studies.  Prepares reports and gives presentations to management.  Works independently or as a member of a team.

Examples (not all inclusive):
Computer Security Specialist                                                                   Security Analyst
Data Security Specialist                                                                           Disaster Recovery Specialist
IT Audit Manager                                                                                     Network Security Analyst
Security Systems Specialist

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TIPSS-3 Federal Statement of Work

C.7.1.13   JUNIOR SECURITY SPECIALIST

General Description:
An individual knowledgeable in several aspects of Security.  Has experience in the specific Security discipline(s) described in an actual SOW or SON.  Demonstrates good oral and written communications skills.

General Experience:
Three (3) years of progressive experience in the field of IT, including one (1) year of specialized experience in specialized IT disciplines involving a limited range of hardware/software solutions.

Specific Experience:
At least two (2) years of General Experience is concentrated hands-on experience in the specific area(s) of Security required by an actual SOW or SON.

Function:
Provides technical and specialized guidance, and solutions to Security problems.  Performs analyses and studies.  Prepares reports and gives presentations to management.  Works independently or as a member of a team.

Examples (not all inclusive):
Junior Security Analyst                                                                Security Technical Assistant

C.7.1.14   SENIOR INFORMATION TECHNOLOGY TRAINING SPECIALIST

General Description:
An individual who is very good at imparting technical information to technical and non-technical personnel and is also very knowledgeable in IT.  Has extensive experience in developing courses and teaching in all aspects of IT.  Demonstrates excellent oral and written communication skills.

General Experience:
Eight (8) years of progressive experience in the field of IT, including six (6) years as an instructor of various highly specialized IT disciplines.

Specific Experience:
At least four (4) years of General experience is hands-on experience in the development and performance of training courses in IT, in the discipline specified by an actual SOW or SON.

Function:
Develops courses and instructional material to educate technical and non-technical personnel in IT.  Develops curricula and modular training courses.  Gathers and assembles information pertaining to the subject matter, organizes and condenses materials.  Teaches courses.  Works independently or as part of a team.  May serve as Contractor Task Order Project Manager.

Examples (not all inclusive):
Senior Instructor
Senior Course Developer
Senior Information Systems Training Specialist
Senior Technical Writer
Senior Knowledge Management Computer Specialist
Senior Documentation Specialist

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TIPSS-3 Federal Statement of Work

C.7.1.15   INFORMATION TECHNOLOGY TRAINING SPECIALIST

General Description:
An individual who is very good at imparting technical information to technical and non-technical personnel and is also very knowledgeable in IT.  Has experience in developing courses and teaching in all phases of IT.  Demonstrates very good oral and written communication skills.

General Experience:
Five (5) years of progressive experience in the field of IT, including three (3) years as an instructor of various highly specialized IT disciplines.

Specific Experience:
At least two (2) years of General Experience is hands-on experience in the development and performance of training courses in IT, in the discipline specified by an actual SOW or SON.

Function:
Develops courses and instructional material to educate technical and non-technical personnel in IT.  Gathers and assembles information pertaining to the subject matter, organizes and condenses materials.  May be required to teach courses.  Works independently or as part of a team.

Examples (not all inclusive):
Course Developer
Instructor
Administrative Support and Graphics
Documentation Specialist
Imaging Specialist
Technical Writer/Editor
Information Systems Training Specialist
Knowledge Process Specialist
Knowledge Management Computer Specialist

C.7.1.16   JUNIOR INFORMATION TECHNOLOGY TRAINING SPECIALIST

General Description:
An individual who is good at imparting technical information to technical and non-technical personnel and is also knowledgeable in IT.  Has experience in developing courses and teaching in phases of IT.  Demonstrates good oral and written communication skills.

General Experience:
Three (3) years of progressive experience in the field of IT, including one (1) year as an instructor of various IT disciplines.

Specific Experience:
At least one (1) year of General Experience is hands-on experience in the development and performance of training courses in IT, in the discipline specified by an actual SOW or SON.

Function:
Develops courses and instructional material to educate technical and non-technical personnel in IT.  Gathers and assembles information pertaining to the subject matter, organizes and condenses materials.  May be required to teach courses.  Works independently or as part of a team.

Examples (not all inclusive):
Junior Course Developer

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-- 16 --

TIPSS-3 Federal Statement of Work

Junior Instructor
Junior Technical Writer/Editor
Junior Documentation Specialist
Junior Administrative Support and Graphics Specialist
Junior Information Systems Training Specialist

Each of the labor categories below will include a Junior, Mid, and Senior level position, which are incorporated into the pricing table contained in Section 3.0.  The general descriptions for each labor category are included below and the requirements for each are:

Senior – At least eight (8) years of progressive experience in the field of IT with at least four (4) years of specific experience as specified in the actual position description or SOW.

Mid – At least five (5) years of progressive experience in the field of IT with at least two (2) years of specific experience as specified in the actual position description or SOW.

Junior – At least three (3) years of progressive experience in the field of IT with at least one (1) years of specific experience as specified in the actual position description or SOW.

Applications Engineer

Analyzes functional business applications, studies complex system requirements and designs specifications for functional activities.  Develops block diagrams and logic flow charts.  Designs software tools and subsystems to support software reuse and domain analyses and manages their implementation.  Also, translates detailed design into computer software.  Tests, debugs, and refines the computer software to produce the required product.  Prepares required documentation, including both program-level and user-level documentation.  Also, estimates software development costs and schedule.  Enhances software to reduce operating time or improve efficiency.  Provides technical direction to programmers to ensure program deadlines are met.  Senior level engineer supervises software configuration management and manages software development.

Applications Programmer

Analyzes functional business applications and design specifications for functional activities.  Develops block diagrams and logic flow charts and translates detailed design into computer software.  Tests, debugs, and refines the computer software to produce the required product. Prepares required documentation, including both program-level and user-level documentation.  Enhances software to reduce operating time or improve efficiency.  Provides technical direction to programmers to ensure program deadlines are met.

Application Systems Analyst

Provides analysis and design of business systems for different applications such as: financial, accounting, human resources, and other enterprise systems. Handles test scripts and service requirements; works closely with end users on project development and implementation.  Specifies the inputs to be accessed by the system, design the processing steps, and format the output to meet the users’ needs.  Prepares cost-benefit and return-on-investment analyses to help management decide whether implementing the proposed system will be financially feasible.

Business Process Reengineering Specialist

Also, applies process improvement and re-engineering methodologies and principles to conduct process modernization projects.  Responsible for effective transitioning of existing project teams and the facilitation of project teams in the accomplishment of project activities and objectives.  Additional duties may include activity and data modeling, developing modern business methods, identifying best practices, and creating and assessing performance measurements.  Provides group facilitation, interviewing, training, and provides additional forms of knowledge transfer. Key coordinator between multiple project teams to ensure enterprise-wide integration of reengineering efforts.  Senior level supervisors provide daily supervision.

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TIPSS-3 Federal Statement of Work

Data Architect

Works in a data warehouse environment, which includes data design, database architecture, metadata and repository creation.  Translates business needs into long-term architecture solutions.  Defines, designs, and builds dimensional databases.  In addition, responsible for developing data warehousing blueprints, evaluating hardware and software platforms, and integrating systems.  Evaluates the reusability of current data for additional analyses, and conducts data cleaning to rid the system of old, unused or duplicate data.  Reviews object and data models and the metadata repository to structure the data for better management and quicker access.

Data Security Specialist

Provides support to plan, coordinate, and implement the organization’s information security.  Provides support for facilitating and helping agencies identify their current security infrastructure and define future programs, design and implementation of firewall and other related security issues on LANs/WANs/MANs.  Operates current security tools available, contributes the knowledge of business security practices and procedures, different communication protocols, encryption techniques/tools, and current Internet/EC technology.  Executes hardware/software firewalls tools.

Database Analyst/Programmer

Designs, implements and maintains moderately complex databases with respect to JCL, access methods, access time, device allocation, validation checks, organization, protection and security, documentation and statistical methods.  Maintains database dictionaries, monitors standards and procedures and integration of systems through database design.

Disaster Recovery Specialist

Responsible for security and integrity of assigned electronic data, data systems, and data networks and provides support in the development of a government agencies emergency management and business recovery plans.  Contributes knowledge of business processes, management structures, technology programs/platforms and performs functions pertaining to the agencies business risk assessment.  Reviews and develops business recovery strategies.  Drafts procedures for identifying failures and invoking contingency plans, creates response procedures and identifies communication channels.  Communicates with various response teams during testing, actual execution of recovery procedures and supports the design, development, installation, implementation and administration of backup solutions.  Also, makes recommendations to the user community and the operations group on system enhancements, designs and administers programs to include policies, standards, guidelines, training programs and a viable quality assurance process for disaster recovery.

Information Engineer

Applies business process improvement practices to re-engineer methodologies/principles and business process modernization projects.  Should apply as appropriate, activity data modeling, transaction flow analysis, and internal control and risk analysis, modern business methods and applies performance measurement techniques.  Assist in establishing standards for information systems procedures.  Develops and applies organization-wide information models for use in designing and building integrated, shared software and database management systems.  Constructs sound, logical business improvement opportunities consistent with corporate Information Management guiding principles, cost savings, and open system architecture objectives. Senior level supervisors provide daily supervision and direction to staff.

Network Engineer

Reviews, plans, and evaluates network Systems. May troubleshoot network systems and recommend improvements to network.  Also, provides documentation/project tracking and management reporting, tactical and strategic input on overall network planning and related projects.  Senior level supervisor leads and directs the staff.

Software Developer/Programmer

Develops codes, tests, and debugs new software or enhancements to existing software.  Performs maintenance on existing software products and contributes knowledge of business applications.  Writes programs according to specifications needed.  Works with the technical staff to understand problems had with software and then resolve them.  Resolves customer

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-- 18 --

TIPSS-3 Federal Statement of Work

complaints with the software and responds to suggestions for improvements and enhancements.  Also, assists in the development of software user manuals.  Senior level supervisors provide daily supervision and direction to staff.

Systems Software Engineer

Should provide identification/fixing for the problems within existing software, design/implementation of new systems, enhances the existing applications and participates in analysis, design and new construction of next generation IT applications.

Responsible for understanding the needs of the customers and the realities of commercially available IT products, and creating requirements that will allow implementation by the development team and COTS products.  Also, contributes knowledge of telecommunications concepts, computer languages, operating systems, database/DBMS and applications.

Systems Analyst

Analyzes and develops computer software possessing a wide range of capabilities, including numerous engineering, business, and records management functions. Analyzes the information requirements, evaluates analytically and systematically problems of workflow, organization, and planning.  Develops plans for automated information systems from project inception to conclusion.  Analyzes user interfaces, maintain hardware and software performance tuning, analyze workload and computer usage, maintain interfaces with outside systems, analyze downtimes, analyze proposed system modifications, upgrades and new COTS.

Defines the problem, and develops system requirements and program specifications, from which programmers prepare detailed flow charts, programs, and tests.  Shall develop in conjunction with the functional users system alternative solutions and then coordinate closely with the programmers to ensure proper implementation of program and system specifications.

Senior level supervisor provides technical and administrative direction for personnel performing software development tasks, including the review of work products for correctness, adherence to the design concept and to user standards, and for progress in accordance with schedules.

Systems Architect

Shall also, establish system information requirements using the analysis from information engineer(s) in the development of enterprise-wide or large-scale information systems.

Designs architecture to include the software, hardware, and communications to support the total requirements as well as provide for present and future cross-functional requirements and interfaces.  Ensures that the systems are compatible and in compliance with the standards for open systems architectures, the Open Systems Interconnection (OSI) and International Standards Organization (ISO) reference models, and profiles of standards - such as Institute of Electrical and Electronic Engineers (IEEE) Open Systems Environment (OSE) reference mode and as they apply to the implementation and specification of Information Management (IM) solution of the application platform, across the application program interface (API), and the external environment/software application.  Ensures that the common operating environment is TAFIM compliant, evaluates analytically and systematically problems of workflows, organization, and plans and develops appropriate corrective action.  Senior level supervisor provides daily supervision and direction to staff.

Telecommunications Engineer

Provides support in the translation of business requirements into telecommunications requirements, designs and orders.  Also, provides in-depth engineering analysis of telecommunications alternatives for government agencies in support of their strategic modernization efforts and telecommunications enhancement design for medium and large-scale telecommunication infrastructures.  Provides interface support to telecommunications end users, telecommunications operations personnel, and telecommunications strategic program management.

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TIPSS-3 Federal Statement of Work

Web Designer

Provides support in upgrading, maintaining and creating content for agency's web site under the guidance of Web Project Manager.  Also, provides day-to-day site design, creation, on-the-job training for the development, maintenance, and updating of Web pages.

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TIPSS-3 Federal Statement of Work

Attachment B

Prime Contract Flow Down Provisions

The following definitions shall apply in interpreting these provisions, except where the context requires different construction:

"Government" shall mean Buyer, "Contracting Officer" shall mean Buyer's procurement representative, and "Contractor" shall mean Supplier. The above definitions shall apply except for those clauses concerning audit and access to records where the Supplier has expressly denied Buyer access.

The text of all FAR clauses referred to in this SOW shall be in effect on the date of the Buyer’s prime contract with Customer or if no Buyer’s prime contract with Customer number is cited, the text shall be in effect on the date of this Agreement.  The following FAR clauses are incorporated by reference and are made a part of this Agreement with the same force and effect as if set forth in full text.

Federal Acquisition Regulation References (Non Commercial)

              NON COMMERCIAL ITEM FAR REFERENCES
52.202-1	2.201	DEFINITIONS (DEC 2001)
52.203-3	3.202	GRATUITIES (APR 1984)
52.203-5	3.404	COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-6	3.503-2	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-7	3.502-3	ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-8	3.104-9(a)	CANCELLATION, RESCISSION, AND RECOVERY
OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10	3.104-9(b)	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12	3.808(b)	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 2003)
52.204-4	4.304	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.204-7	4.1104	CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.209-6	9.409(b)	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)
52.211-5	11.304	MATERIAL REQUIREMENTS (AUG 2000)
52.215-2	15.209(b)	AUDIT AND RECORDS--NEGOTIATION (JUN 1999)
52.215-8	15.209(h)	ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-10	15.408(b)	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1997)
52.215-12	15.408(d)	SUBCONTRACTOR COST OR PRICING DATA (OCT 1997)
52.215-14	15.408(f)(1)	INTEGRITY OF UNIT PRICES (OCT 1997)
52.215-15	15.408(g)	PENSION ADJUSTMENTS AND ASSET REVERSIONS (JAN 2004)
52.215-18	15.408(j	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997)
52.215-21	15.408(m)	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS (OCT 1997)
52.216-716.307(a)		ALLOWABLE COST AND PAYMENT (DEC 2002)

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-- 21 --

TIPSS-3 Federal Statement of Work

52.216-8	16.307(b)	FIXED FEE (MAR 1997)
52.216-26	16.603-4(c)	PAYMENTS OF ALLOWABLE COSTS BEFORE DEFINITIZATION (DEC 2002)
52.219-3	19.1308(a)	NOTICE OF TOTAL HUBZONE SET-ASIDE (JAN 1999) (APPLIES TO HUBZONE SET-ASIDE ONLY)
52.219-4	19.1308(b)	NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS CONCERNS(JAN 1999)
52.219-7	19.508(d)	NOTICE OF PARTIAL SMALL BUSINESS SET-ASIDE (JUN 2003) (APPLIES TO SMALL BUSINESS SET-ASIDE ONLY)
52.219-8	19.708(a)	UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)
52.219-9	19.708(b)(1)	SMALL BUSINESS SUBCONTRACTING PLAN (JAN 2002) and ALTERNATE II (OCT 2001)
52.219-14	19.508(e) or	LIMITATIONS ON SUBCONTRACTING
19.811-3(e)
(DEC 1996) (APPLIES TO SET-ASIDES ONLY INCLUDING 8(A), HUBZONE, SERVICE DISABLED VETERAN-OWNED, AND SMALL BUSINESS SET-ASIDES OR IN FULL AND OPEN COMPETITION TO SMALL DISADVANTAGED BUSINESSES (SDBS) OR HUBZONE SMALL BUSINESSES SUBMITTING PROPOSALS AS PRIME CONTRACTORS AND NOT WAIVING THE PRICE EVALUATION ADJUSTMENT (SDBS) OR THE PRICE EVALUATION PREFERENCE (HUBZONE).)

52.219-16	19.708(b)(2)	LIQUIDATED DAMAGES—SUBCONTRACTING PLAN (JAN 1999)
52.219-27	19.1407	NOTICE OF TOTAL SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS SET-ASIDE (MAY 2004) (APPLIES TO SERVICE DISABLED VETERAN-OWNED SET-ASIDE ONLY).
52.222-3	22.202	CONVICT LABOR (JUN 2003)
52.222-4	22.305	CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME COMPENSATION (SEP 2000)
52.222-21	22.810(a)(1)	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26	22.810(e)	EQUAL OPPORTUNITY (APR 2002)
52.222-35	22.1310(a)(1)	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-36	22.1408(a)	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37	22.1310(b)	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-48	22.1006(e)(1)
EXEMPTION FROM APPLICATION OF SERVICE CONTRACT ACT PROVISIONS FOR CONTRACTS FOR MAINTENANCE, CALIBRATION, AND/OR REPAIR OF CERTAIN INFORMATION TECHNOLOGY, SCIENTIFIC AND MEDICAL AND/OR OFFICE AND BUSINESS EQUIPMENT – CONTRACTOR CERTIFICATION

52.223-5	23.1005	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION (AUG 2003)
52.223-6	23.505	DRUG-FREE WORKPLACE (MAY 2001)
52.223-10	23.705	WASTE REDUCTION PROGRAMS (AUG 2000)
52.223-14	23.906(b)	TOXIC CHEMICAL RELEASE REPORTING (AUG 2003)
52.224-1	24.104(a)	PRIVACY ACT NOTIFICATION (APR 1984)
52.224-2	24.104(b)	PRIVACY ACT (APR 1984)
52.225-1	25.1101(a)(1)	BUY AMERICAN ACT – SUPPLIES (JUN 2003)
52.225-8	25.1101(e)	DUTY-FREE ENTRY (FEB 2000)
52.225-13	25.1103(a)	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (DEC 2003)
52.227-1	27.201-2(a)	AUTHORIZATION AND CONSENT (JUL 1995)
52.227-2	27.202-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)
52.227-3	27.203-1(b)	PATENT INDEMNITY (APR 1984)
27.203-2(a)

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TIPSS-3 Federal Statement of Work

27.203-4(a)(2)
52.227-14	27.409(a)(c)(d)&(f)	RIGHTS IN DATA--GENERAL (JUN 1987) ALTERNATES I, II, III AND IV
52.227-16	27.409(h)	ADDITIONAL DATA REQUIREMENTS (JUN 1987)
52.227-17	27.409(i)	RIGHTS IN DATA – SPECIAL WORKS (JUN 1987)
52.227-19	27.409(k)	COMMERCIAL COMPUTER SOFTWARE –RESTRICTED RIGHTS (JUN 1987)
52.227-23	27.409(s)	RIGHTS TO PROPOSAL DATA (TECHNICAL) (JUN 1987)
52.228-5	28.310	INSURANCE – WORK ON A GOVERNMENT INSTALLATION (JAN 1997)
52.228-7	28.311-1	INSURANCE – LIABILITY TO THIRD PERSONS (MAR 1996)
52.229-3	29.401-3	FEDERAL, STATE AND LOCAL TAXES (APR 2003)
52.230-2	30.201-4(a)	COST ACCOUNTING STANDARDS (APR 1998)
52.230-6	30.201-4(d)(1)	ADMINISTRATION OF COST ACCOUNTING STANDARDS (NOV 1999)
52.232-1	32.111(a)(1)	PAYMENTS (APR 1984)
52.232-7	32.111(b)	PAYMENTS UNDER TIME-AND-MATERIALS AND LABOR HOUR CONTRACTS (DEC 2002)
52.232-8	32.111(c)(1)	DISCOUNTS FOR PROMPT PAYMENT (FEB 2002)
52.232-9	32.111(c)(2)	LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-11	32.111(d)(2)	EXTRAS (APR 1984)
52.232-16	32.502-4(a)	PROGRESS PAYMENTS (APR 2003) AND
	32.502-4(b)	(ALTERNATE 1) (MAR 2000)
52.232-17	32.617(a)&(b)	INTEREST (JUN 1996)
52.232-18	32.705-1(a)	AVAILABILITY OF FUNDS (APR 1984)
52.232-19	32.705-1(b)	AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR (APR 1984)
52.232-20	32.705-2(a)	LIMITATION OF COST (APR 1984)
52.232-23	32.806(a)(1)	ASSIGNMENT OF CLAIMS (JAN 1986)
52.232-25	32.908(c)	PROMPT PAYMENT (OCT 2003) AND ALTERNATE 1 (FEB 2002)
52.232-33	32.1110(a)(1)	PAYMENT BY ELECTRONIC FUNDS TRANSFER – CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.232-37	32.1110(e)	MULTIPLE PAYMENT ARRANGEMENTS (MAY 1999)
52.233-1	33.215	DISPUTES (JUL 2002) and ALTERNATE 1 (DEC 1991)
52.233-3	33.106(b)	PROTEST AFTER AWARD (AUG 1996)-ALTERNATE I (JUN 1985)
52.237-2	37.110(b)	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION (APR 1984)
52.237-3	37.110(c)	CONTINUITY OF SERVICES (JAN 1991)
52.239-1	39.107	PRIVACY OR SECURITY SAFEGUARDS (AUG 1996)
52.242-1	42.802	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-3	42.709-6	PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-13	42.903	BANKRUPTCY (JUL 1995)
52.243-1	43.205(a)(1)	CHANGES--FIXED-PRICE (AUG 1987) AND ALTERNATE II (APR 1984)
52.243-2	43.205(b)(3)	CHANGES--COST-REIMBURSEMENT (AUG 1987) --ALTERNATE II (APR 1984)
52.243-3	43.205(c)	CHANGES--TIME-AND-MATERIALS OR LABOR HOURS (SEP 2000)
52.244-2	44.204(a)(1)	SUBCONTRACTS (AUG 1998) AND ALTERNATE II and (2)(ii) (AUG 1998)
52.244-5	44.204(c)	COMPETITION IN SUBCONTRACTING (DEC 1996)
52.244-6	44.403	SUBCONTRACTS FOR COMMERCIAL ITEMS (APR 2003)
52.245-1	45.106(a)	PROPERTY RECORDS (APR 1984)
52.245-2	45.106(b)(1)	GOVERNMENT PROPERTY (FIXED-PRICE
	45.106(b)(2)	CONTRACTS) (MAY 2004) AND ALTERNATE 1 (APR 1984)
52.245-5	46.106(f)(1)	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (JUN 2003)
52.245-19	45.308-2	GOVERNMENT PROPERTY FURNISHED “AS IS” (APR 1984)
52.246-20	46.710(d)	WARRANTY OF SERVICES (MAY 2001)
52.246-23	46.805	LIMITATION OF LIABILITY (FEB 1997)
52.246-25	46.805	LIMITATION OF LIABILITY--SERVICES (FEB 1997)
52.247-17	47.207-6(a)(2)	CHARGES (APR 1984)

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TIPSS-3 Federal Statement of Work

52.248-1	48.201	VALUE ENGINEERING (MAR 1989)
52.249-1	49.502(a)(1)	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)(SHORT FORM) (APR 1984)
52.249-2	49.502(b)(1)(i)	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED PRICE) (SEP 1996)
52.249-4	49.502(c)	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (SERVICES) (SHORT FORM) (APR 1984)
52.249-6	49.503(a)(1)	TERMINATION (COST-REIMBURSEMENT) (SEP 1996) AND ALTERNATE IV (SEP 1996)
52.249-8	49.504(a)(1)	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)
52.249-14	49.505(d)	EXCUSABLE DELAYS (APR 1984)
52.251-1	51.107	GOVERNMENT SUPPLY SOURCES (APR 1984)
52.253-1	53.111	COMPUTER GENERATED FORMS (JAN 1991)

C.4.6             ACCESS TO GOVERNMENT PROPERTY AND FACILITIES

The Treasury Department Publication (TDP) 71-10, Department of the Treasury Security Manual, Chapter II, Section 2, Investigative Requirements for Contract Employees established requirements for security screening of contract employees.  The Internal Revenue Manual 1.23.2, Security Investigations, Contractor Investigations established the procedures and guidelines for the conduct of security investigations on contractor employees.

Portions of the effort required under this contract may be performed at Government facilities specified in Section F.4, Place of Performance, as well as at other Department of the Treasury, Internal Revenue Service (IRS), and other federal agencies.   Contractor personnel will be required to pass a background investigation to receive security access and contractor badge (as local practice dictates) to enter an IRS or other federal facility.  Contractor personnel shall adhere to local security and identification practices.  This requirement will be invoked, as required, in individual task orders.  Additional security requirements are task order dependent and will be clearly noted in each awarded task order.  (See Sections H.31 through H.39 for clauses pertaining to security screening, identification/badging, disclosure of information, and systems access requirements).

In accordance with TDP 71-10, Chapter II, Section 2, IRS shall weigh potential risks and magnitude of loss or harm that could be caused by contractor employees and determine risk levels.

The Contractor may receive sensitive, but unclassified data or have access, use or operation of IRS information technology systems.  Therefore, the position of risk for this contract would be moderate and require a Minimum Background Investigation (MBI).  The MBI will include, but not be limited to: favorable review of the SF-85P, law enforcement checks, FBI fingerprint and name checks, and federal tax record checks.

In order to obtain required background investigations, the Contractor shall require their Corporate-level Key Management Personnel to complete and submit the following documents to the Lead COTR for processing through IRS National Background Investigations Center (NBIC):

•	SF-85P, Questionnaire for Public Trust Positions
•	Form 13340, Fair Credit Reporting Act Credit Release
•
Form PD-70, Metropolitan Police Department, Washington D.C. Criminal History Request (For individuals who have worked, lived or attended school in the Washington, DC Metropolitan area within the last five years)

•	Form FD-258, Federal Bureau of Investigation Applicant Fingerprint Card
•	Form I-9, Employment Eligibility Verification (Copy of form already maintained on file by contractor employees’ employer is acceptable)
•	Form DD-214 (Furnish for all active military service in last five years).

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TIPSS-3 Federal Statement of Work

Corporate-level Key Management Personnel are required to submit MBI information within ten (10) calendar days after contract award as they will be active on the contract and task orders at all times. The IRS will send the background investigation checks through the IRS National Background Investigations Center (NBIC).  If required, task level personnel shall submit MBI information before they start work on a task.  If an individual is hired by a Contractor after previously working at the IRS for another Contractor, the Lead COTR is still required to verify a previous MBI was actually completed, that it is current, and that the person remains acceptable.   The NBIC will make the determination whether to perform an update, a new complete MBI or to accept the current investigation results.  The Contractor will be notified accordingly.

Contractor personnel will be provided escort access during the time required to process and obtain interim or final staff-like access approvals.  Interim access approvals generally take 5-7 days from NBIC receipt of acceptable investigation paperwork

Contractor employees will be required to be fingerprinted and arrangements for fingerprinting can be made through the Lead COTR when the employee has accessibility to a local IRS office.  However, if the employee cannot come to an IRS office to be fingerprinted, employees may need to go to a local law enforcement agency for fingerprinting.  Fingerprints must be completed on the form FD-258 furnished by the IRS.  Any cost for fingerprinting outside of the IRS shall be borne by the Contractor.

If the Lead COTR receives a denial of access from NBIC after processing of the above forms, or if the Lead COTR finds a prospective employee to be unsuitable or unfit for his assigned duties, the Contractor shall be advised immediately in writing.  The employee in question shall not continue to work or be assigned to work under the contract.  The IRS shall have and exercise full and complete control over the granting, denying, withholding or terminating access for contractor employees.  The IRS may, as it deems appropriate, authorize and grant interim staff-like access to any such employees of the Contractor.  However, the granting of an interim staff-like access to any such employee shall not be considered as assurance that final staff-like access will follow as a result or condition thereof.  The granting of either interim or final staff-like access shall in no way prevent, preclude or bar the withdrawal or termination of any such access by the Government.

All Contractor and Subcontractor employees shall either be U.S. citizens or have lawful permanent resident status.  The IRS may require the Contractor to submit the investigation forms for every employee covered by this paragraph on a five year basis for reinvestigation.

The Government shall absorb the cost of any and all background investigations. No fee shall be levied to the Contractor or Subcontractor for any investigation costs.

Upon contract award, all required forms for security background investigations will be made available to successful offerors via a web site.

C.4.7	REASSIGNMENT AND REPLACEMENT OF CONTRACTOR PERSONNEL

The Government reserves the right to request immediate removal of Contractor personnel for cause.  The Contractor shall replace the personnel in question within fifteen (15) working days.

The Government reserves the right to request reassignment of Contractor personnel.  Discussions will be held with the contractor concerning specific issues.  If issues still remain, the Contracting Officer reserves the right to request permanent reassignment of contractor personnel.  The Contractor shall replace the personnel within fifteen (15) working days.

In cases of Contractor initiated reassignment of personnel, notice shall be provided at least fifteen (15) working days prior to reassignment.  This written notice shall also include the résumé(s) of the proposed replacement personnel (see Section H.20 Substitution of Key Management Personnel and Section H.22 Substitution of Task Order Key Personnel).  All replacement personnel are subject to the prior written approval of the Contracting Officer.  In the event the Contractor finds it necessary to replace any of the assigned personnel during the performance of a task order, the Contracting Officer (CO) and Contracting Officer's Technical Representative (COTR) shall be notified in writing.

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TIPSS-3 Federal Statement of Work

C.4.13	COMPLIANCE TO CAPABILITY MATURITY MODEL INTEGRATION (CMMI sm ) STANDARDS

It is mandatory that all Contractors who are awarded task orders for any activity related to software development for the IRS comply with the IRS policy for CMMIsm compliance.  All tasks that fall within the software development life cycle shall comply with the staged representation of the CMMI requirement.  There are no exceptions to this IRS policy.  This policy, as relates to IRS, is contained in Section J, Attachment J.8 Internal Revenue Service Capability Maturity Model Integration CMMIsm Requirements and Instructions.

Contractors who identify specific Subcontractor(s) as integral to the performance of software development work, shall obtain evidence that the Subcontractor(s) identified are CMMI Level 2 compliant, or alternatively, shall arrange for any software development work done by the Subcontractor to be performed within the Contractor's CMMI Level 2 processes.  It shall be the responsibility of the Contractor to ensure that its Subcontractors perform software development work within a CMMI Level 2 compliant process.  Contractors developing software for the IRS shall maintain Level 2 or higher in the staged representation of the CMMI in order to continue to receive software tasking.  The CMMI Review Team will monitor Contractor process maturity:

(a) Using standard IRS Process Appraisal Review Methodology (PARM) processes, including execution of Standard CMMI Appraisal Method for Process Improvement (SCAMPISM), as needed,

(b)  Performing annual cycles of review for CMMI, and

(c)  Considering all types of appraisal data and process improvement infrastructure data as standardized by the IRS PARM process.

Contractors that receive awards in any task area as a large business (competitive process) shall provide evidence of CMMI level 2 rating by November 29, 2004.  Small Business, Hub-Zone and Small Disadvantage Businesses section 8(a) shall provide evidence of their CMMI Level 2 rating prior to receiving any work for software development.

H.6                      RELEASE OF CLAIMS

After completing each task order, and prior to final payment, the Contractor shall furnish to the Contracting Officer, a release of claims against any outstanding balances or claims arising out of the task order.  These are claims other than those specifically resulting from work that is reasonably anticipated by the Contractor when originally estimating the order.

H.9                      INDIRECT RATE CHANGE NOTIFICATION

The Contractor shall submit notification to the TIPSS Contracting Officer and Lead Contracting Officer’s Technical Representative within five working days of proposing any rate change to the designated Government audit agency, or of receiving any rate change approval, affecting cost or price proposed or incurred under this contract.  The Contractor agrees to insert this notification requirement in all first-tier subcontracts.

H.10         PRODUCTIVE DIRECT LABOR HOURS

"Productive direct labor hours" are those hours expended by Contractor personnel in performing work under this contract and called for in the task orders issued under the contract.  This does not include sick leave, vacation, holidays, jury duty, military leave, or any other kind of administrative leave period.

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TIPSS-3 Federal Statement of Work

H.11           STANDARD WORK DAY

A standard work day is defined as any eight (8) hours of productive labor during the core business hours of 7 A.M. through 6 P.M., Monday through Friday, excluding periods listed above. Performance may be required beyond the normal standard work day and if so will be specified within the applicable task order.

H.13	CONTRACTOR RESPONSIBILITY FOR ASSIGNED SPACE, EQUIPMENT AND SUPPLIES

If, due to the fault or neglect of the Contractor, his agents, or employees, damage occurs to any Government property, equipment, stock or supplies, during the performance of this contract, the Contractor shall be responsible for such loss or damage and the Government, at its option, may either require the Contractor to replace all property or to reimburse the Government for the full value of the lost or damaged property.

The Contractor is responsible for maintaining all Government provided assigned space(s) in a clean and orderly fashion during the course of this contract.
All telephones at the Government’s site are for conducting official Government business only.

H.15	ORGANIZATIONAL CONFLICT OF INTEREST AND LIMITATION ON FUTURE CONTRACTING

The following provisions are in accordance with FAR subpart 9.5:

(a)  The Internal Revenue Service, including any echelon or sub-echelon activity of the Department of the Treasury, will not consider the Contractor, its successor-in-interest, assignee, or affiliates as a prime source of supply for, nor allow it to be a Subcontractor or consultant to a supplier for, any follow-on procurement of a system, subsystem, or major component thereof, including training related thereto, for which the Contractor provides technical support services, analyses, system design and evaluation or other types of assistance ordered under this contract.  For examples of a follow-on procurement, see FAR subsection 9.508. These examples are not all inclusive, but are intended to help the Contracting Officer apply the general rules in FAR subsection 9.505 to individual contract situations.

(b)  The above restrictions shall be included in all subcontracts, teaming arrangements, and other agreements calling for performance of work related to this contract, unless exempted in writing by the Contracting Officer.

(c)  To prevent unfair competitive advantage in the procurement of any similar Federal Information Technologies (IT) support services which are the subject of this contract, the Contractor agrees that, until award of a contract by the Internal Revenue Service for any of these services it:  (1) shall not disclose any information concerning the work under this contract, including technology developed or findings and conclusions rendered by the Contractor in performing this contract, to any prospective Offeror; and (2) shall not render any services of any kind related to this procurement to any prospective Offeror.

(d)  If, by task order under this contract, the Contractor is required to prepare a statement of work or to design or develop specifications/requirements which are to be incorporated or used in a solicitation for future acquisition of a system, subsystem, or major component thereof relating to the subject matter of this contract, the Department of the Treasury, including any echelon or sub-echelon activity, will not consider the
Contractor, its successor-in-interest, assignee, or affiliates as a prime source of supply for, nor allow it to be a Subcontractor or consultant to a supplier for the procurement of the system, subsystem, or major component thereof.  The Contractor, Subcontractors and consultants at any tier have an affirmative duty to disclose to the CO actual, potential or apparent conflicts whenever there is reason to believe such exist or will exist.

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TIPSS-3 Federal Statement of Work

(e)  The restrictions and provisions of paragraph (d), above, shall be in effect for a period of two (2) years from the performance completion date of any task order.  At any time subsequent to the effective date of this contract, the Government may either modify the restrictions of paragraphs (c), and (d), or waive the restrictions entirely if it is determined to be in the best interests of the Government.  The restrictions contained herein do not in any way limit the restrictions delineated in FAR subpart 9.5.

H.16                       OBSERVANCE OF LEGAL HOLIDAYS AND EXCUSED ABSENCE

(a)  Government personnel observe the following holidays:

       New Year's Day
       Martin Luther King Birthday
       President's Birthday
       Memorial Day
       Independence Day
       Labor Day
       Columbus Day
       Veteran's Day
       Thanksgiving Day
       Christmas

(b)  In addition to the days designated as holidays, the Government observes the following days:

       Any other day designated by Federal Statute
       Any other day designated by Executive Order
       Any other day designated by the President's Proclamation

(c)  It is understood and agreed between the Government and the Contractor that observance of such days by Government personnel shall not otherwise be a reason for an additional period of performance, or entitlement of compensation except as set forth within the contract.  In the event the Contractor's personnel work during the holiday, they may be reimbursed by the Contractor, however, no form of holiday or other premium compensation will be reimbursed either as a direct or indirect cost, other than their normal compensation for the time worked.  This provision does not preclude reimbursement for authorized overtime work if applicable to this contract.

(d)  When the Government grants excused absence to its employees, assigned Contractor personnel may also be dismissed.  The Contractor agrees to continue to provide sufficient personnel to perform critical tasks already in operation or scheduled, and shall be guided by the instructions issued by the Contracting Officer or the Contracting Officer’s Technical Representative.

H.18                          PUBLICITY

Publicity releases in connection with this contract shall not be made by the Contractor unless prior written approval has been received from the Contracting Officer.

H.25                           PERSONNEL ACCESS

Contractor personnel requiring access to Government sites will be subject to security clearance procedures set forth in the contract (See Section H.31, Security Screening Requirements and Section C.4.6, Access to Government Property and Facilities).

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TIPSS-3 Federal Statement of Work

H.30                              GENERAL LIABILITY

Reference Section I - Clause 52.228-7, "Insurance - Liability to Third Persons".  The Contractor shall secure, pay the premiums for and keep in force until the expiration of this contract, and any renewal thereof, adequate insurance as provided below, such insurance to specifically include liability assumed by the Contractor under this contract.

(a)  The Contractor is required to show evidence of bodily injury liability insurance coverage written on the comprehensive form of policy of at least $500,000 per occurrence.

(b)  The Contractor is required to show evidence of property damage liability insurance coverage written on the comprehensive form of policy of at least $100,000 per occurrence.

(c)  Workman's compensation insurance as required by law of the State.

Each policy of insurance shall contain an endorsement that any cancellation or material change in the coverage adversely affecting the Government's interest shall not be effective unless the insurer or the Contractor gives written notice of cancellation or change, as required by the Contracting Officer (CO).  A certificate of each policy of insurance shall be furnished to the CO with ten (10) days after notice of award certifying, among other things, that the policy contains the aforementioned endorsement.

The insurance company providing the above insurance shall be satisfactory to the Government.  Notices of policy changes shall be furnished to the CO.  The substances of this clause shall be made to flow down to any Subcontractors.

   H.31                                IRSAP 1052.204-9000 SECURITY SCREENING REQUIREMENTS (MAR 1998)

Security Screening Requirement for Access to Sensitive but Unclassified Systems or Information A Background Screening will be conducted by the IRS, when applicable to work under a Task Order.  Background Screening requirements include:

(a) a Security Investigation Index Search of National Agencies; (b) Criminal record checks covering a five year period of residency and employment; (c) a credit check; and (d) employment and reference vouchers.

(a)  General:  Contractor personnel who will be granted staff-like access to IRS facilities, Information Systems, Security Information, Strategic Business Systems or Sensitive IRS information Systems, will be required to undergo a Security Screening Investigation (SSI) unless a Task Order specifies elsewhere that another type of investigation is more suitable to the circumstances.   Any Contractor employee who is required to have an investigation shall not be permitted to work on this contract without the required investigation.  Access to IRS facilities, information systems, security items and products, and sensitive but unclassified information may be denied or revoked by the IRS based upon unsanctioned, negligent or willful action on the part of the Contractor or the Contractor's employees.

Prior to beginning any work under a task order, all identified Contractor employee(s) will undergo a security screening (which ranges from minimal checks to a full Background Investigation).  Upon favorable completion of the security screening, the Contractor employee(s) will be permitted staff-like access to IRS facilities, systems, information and/or data, as applicable to task order performance.  Investigations which reveal derogatory information about a Contractor employee, including, but not limited to conviction of a felony, a crime of violence or a serious misdemeanor; and a record of arrests for continuing offenses, may be sufficient cause to deny or revoke staff-like access for that employee under the Task Order.

Individual security clearances by the Defense Security Service (DSS, formerly known as DISCO), a clearance granted or an investigation approved by the Department of the Treasury, another Treasury bureau, or another federal agency, may be acceptable in lieu of a new investigation.  Determination of acceptability of non-IRS clearance or investigation will be made by the IRS Inspection Office.  To verify the acceptability of a non-IRS, favorable investigation, the Contractor shall submit the forms or information needed, according to instructions provided by the Contracting Officer’s Technical

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TIPSS-3 Federal Statement of Work

Representative (COTR).

At the Government's discretion, the Contractor's personnel may be permitted to have escort access in lieu of an investigation, or while an investigation is in process.  In these circumstances, the COTR will notify the Contractor of the names of the individuals who are being granted such access, and if other conditions on access may apply.

(b)  Definitions:

(1)
Staff-like Access.  Unescorted access to Treasury owned or controlled facilities, information systems, security items and products (as determined by Treasury or IRS officials), and/or sensitive but unclassified information by Contractor personnel.

(2)
Lawful Permanent Resident.  Any individual who is not a citizen or national of the United States (U.S.) who has been lawfully admitted into the U.S. and accorded the privilege of residing permanently in the U.S. as an immigrant in accordance with the immigration laws, such status not having changed.

 (c)  Citizenship-related requirements:  Every Contractor employee working on the sensitive applications of task orders shall satisfy at least one of the following requirements:  (1) be a U.S. citizen; or (2) be a lawful permanent resident of the U.S.

(d)  Approval process:  Within 10 ten calendar days after contract award, issuance of a Task Order, or other award notice by the Contracting Officer, as applicable, the Contractor shall provide the Contracting Officer a list of names of all applicable Contractor employees (including: Social Security numbers; date of birth; place of birth; and the IRS location(s) for which access is requested) who will undergo investigations.  For Contractor employees who have a valid DSS (formerly known as DISCO) clearance, the Contractor shall submit a copy of DSS Form 560, Letter of Consent.  If the Form 560 is not available, contact the Contracting Officer for instructions on information that can be submitted to verify validity of the clearance.  To obtain an investigation, the Contractor shall submit the forms or information needed for requesting investigations, according to instructions provided by the Contracting Officer.  Completed forms shall be returned to the Contracting Officer by a date acceptable to the Contracting Officer.  The investigation process shall consist of a range of personal background inquiries and contacts (written and personal) pertaining to verification of the information provided on the security forms.  Upon completion of the investigation process, the COTR, after consultation with the appropriate IRS officials, shall notify the Contractor in writing of the individual's eligibility or ineligibility to work on the task order.  The Contractor is responsible for ensuring that such investigations are requested as necessary for the performance of task orders.  Additionally, the Contracting Officer shall provide a notice in writing to the employee of the general nature of the adverse information that formed the basis for the decision.  If Contractor personnel will be working on-site in any IRS office, the Contractor shall comply with the requirements of the Clearance of Personnel clause, and obtain building passes for those personnel.

(e)  Adverse Information and Revocation of Access:  A Contractor employee on whom unfavorable or derogatory information has been developed during a background investigation must be confronted with the information and offered an opportunity to refute, explain, clarify or mitigate the information in question.  However, if after final adjudication, a determination is made to deny or revoke staff-like access to the employee, that person will be formally notified and informed of the decision and the reason(s).  The decision to deny or revoke access is not intended to imply that the Contractor employee is otherwise unsuitable for employment by the Contractor.  Adverse information developed in these background investigations shall not be released by the IRS to the Contractor.  The IRS Personnel Security Officers determination to deny or revoke Contractor employee access is final, as Treasury guidelines do not provide for an appeal of such determination.

(f)  Nondisclosure agreement:  The Contractor shall require that any employees who may have access to the information systems identified in contract or task order specifications sign a nondisclosure agreement.
These agreements shall be signed by the employees before they are assigned to a task order and shall be maintained in the Government contract file for a period of three years after final payment under the task order.  A sample agreement is provided as an attachment in Section J.11, TIPSS Conditional Access to Sensitive But Unclassified Information Non-Disclosure Agreement of the contract.

(g)  Nondisclosure of information:  Neither the Contractor nor any of its employees shall inspect, divulge, or release data or information developed or obtained during performance of the Task Orders, except to authorized Government personnel

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TIPSS-3 Federal Statement of Work

with an established need to know or upon written approval of the Contracting Officer.  Information contained in all source documents and other media provided by IRS are the sole property of IRS.

(h)  Task order performance:  If IRS receives disqualifying information on a Contractor employee, the Contractor, upon written notice, will immediately remove the employee from work on the task order. Contractor employees may be barred from working on the task order for failing to meet or maintain the suitability standards.  Failure to comply with the terms of this clause may result in termination for default.

(i)  Notification:  The Contractor shall immediately notify the Lead Contracting Officer’s Technical Representative (Lead COTR) in writing (with a copy to the TIPSS Contracting Officer) whenever a cleared employee terminates employment or is no longer working on the task order.   The Contractor shall also provide the information described in paragraph (d) of this clause for those employees who may be reassigned or added to work on a task order during the period of performance.

The Contractor shall also immediately notify the Contracting Officer of any breach or suspected breach of security or any unauthorized disclosure of the information contained in the information system specified in the task order.

(j)  Subcontracts:  The Contractor shall incorporate this clause in all subcontracts, subcontract Task or Delivery Orders or other subcontract performance instrument where the requirements specified in paragraph (a) of this clause are applicable to performance of the subcontract.

H.34	IRSAP 1052.224-9000(c) DISCLOSURE OF INFORMATION SAFEGUARDS (JAN l998)

In performance of this contract, the Contractor agrees to comply with and assume responsibility for compliance by his/her employees with the following requirements:

(a)  All work shall be performed under the supervision of the Contractor or the Contractor's responsible employees.

(b)  Any return or return information made available in any format shall be used only for the purpose of carrying out the provisions of this contract.  Information contained in such material shall be treated as confidential and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract.  Inspection by or disclosure to anyone other than an officer or employee of the Contractor shall require prior written approval of the Internal Revenue Service.  Requests to make such inspections or disclosures should be addressed to the IRS Contracting Officer.

(c)  All returns and return information will be accounted for upon receipt and properly stored before, during, and after processing.  In addition, all related output shall be given the same level of protection as required for the source material.

(d)  The Contractor certifies that the data processed during the performance of this contract shall be completely purged from all data storage components of his/her computer facility and no output will be retained by the Contractor at the time the IRS work is completed.  If immediate purging of all data storage components is not possible, the Contractor certifies that any IRS data remaining in any storage component will be safeguarded to prevent unauthorized inspection or disclosure.

(e)  Any spoilage or any intermediate hard copy printout which may result during the processing of IRS data shall be given to the IRS Contracting Officer or his/her designee. When this is not possible, the Contractor will be responsible for the destruction of the spoilage or any intermediate hard copy printouts and shall provide the IRS Contracting Officer or his/her designee with a statement containing the date of destruction, description of material destroyed, and the method used.

(f)  No work involving information furnished under this contract will be subcontracted without the specific approval of the IRS Contracting Officer.

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TIPSS-3 Federal Statement of Work

(g)  All computer systems processing, storing and transmitting tax data must meet or exceed computer access protection controls - (C2).

To meet C2 requirements, the operating security features of the system must have the following minimum requirements: a security policy, accountability, assurance and documentation.  All security features must be available (object reuse, audit trails, identification\ authentication, and discretionary access control) and activated to protect against unauthorized use of and access to tax information.

(h)  Should a person (Contractor or Subcontractor) or one of his/her employees make any unauthorized inspection(s) or disclosure(s) of confidential tax information, the terms of the Termination (FAR 52.249-6) or Default clause or (52.249-8), as applicable, incorporated herein by reference, may be invoked, and the person (Contractor or Subcontractor) will be considered to be in breach of this contract.

H.35	IRSAP 1052.224-9000(d) DISCLOSURE OF “OFFICIAL USE ONLY” INFORMATION SAFEGUARDS (DEC l988)

Any Treasury Department Information made available or to which access is provided, and which is marked or should be marked "Official Use Only", shall be used only for the purpose of carrying out the provisions of this contract and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract.  Disclosure to anyone other than an officer or employee of the Contractor or Subcontractor at any tier shall require prior written approval of the IRS.  Requests to make such disclosure should be addressed to the IRS Contracting Officer.

H.36	IRSAP 1052.224-9001(a) DISCLOSURE OF INFORMATION CRIMINAL/CIVIL SANCTIONS (JAN 1998)

(a) Each officer or employee of any person (Contractor or Subcontractor) at any tier to whom returns or return information is or may be disclosed shall be notified in writing by the person (Contractor or Subcontractor) that returns or return information disclosed to such officer or employee can be used only for a purpose and to the extent authorized herein, and that further disclosure of any such returns or return information for a purpose or to an extent unauthorized herein constitutes a felony punishable upon conviction by a fine of as much as $5,000 or imprisonment for as long as five years, or both, together with the costs of prosecution.  Such person (Contractor or Subcontractor) shall also notify each such officer and employee that any such unauthorized future disclosure of returns or return information may also result in an award of civil damages against the officer or employee in an amount not less than $1,000 with respect to each instance of unauthorized disclosure plus in the case of willful disclosure or a disclosure which is the result of gross negligence, punitive damages, plus the cost of the action.  These penalties are prescribed by IRC Sections 7213 and 7431 and set forth at 26 CFR 301.6103(n).

(b)  Each officer or employee of any person (Contractor or Subcontractor) to whom returns or return information is or may be disclosed shall be notified in writing by such person that any return or return information made available in any format shall be used only for the purpose of carrying out the provisions of this contract and that inspection of any such returns or return information for a purpose or to an extent not authorized herein constitutes a criminal misdemeanor punishable upon conviction by a fine of as much as $1,000.00 or imprisonment for as long as 1 year, or both, together with the costs of prosecution.  Such person (Contractor or Subcontractor) shall also notify each such officer and employee that any such unauthorized inspection of returns or return information may also result in an award of civil damages against the officer or employee in an amount equal to the sum of the greater of $1,000.00 for each act of unauthorized inspection with respect to which such defendant is found liable or the sum of the actual damages sustained by the plaintiff as a result of such unauthorized inspection plus in the case of a willful inspection or an inspection which is the result of gross negligence, punitive damages, plus the costs of the action.  The penalties are prescribed by IRC Sections 7213A and 7431.

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TIPSS-3 Federal Statement of Work

(c)  Additionally, it is incumbent upon the Contractor to inform its officers and employees of the penalties for improper disclosure imposed by the Privacy Act of 1974, 5 U.S.C. 552a.  Specifically, 5 U.S.C. 552a(I)(1), which is made applicable to Contractors by 5 U.S.C. 552a(m)(1), provides that any officer or employee of a Contractor, who by virtue of his/her employment or official position, has possession of or access to agency records which contain individually identifiable information, the disclosure of which is prohibited by the Privacy Act or regulations established thereunder, and who knowing that disclosure of the specific material is so prohibited, willfully discloses the material in any manner to any person or agency not entitled to receive it, shall be guilty of a misdemeanor and fined not more than $5,000.

H.39  IRSAP 1052.239-9005 Software Development Prerequisite (JAN 2005)

a. Definitions. As used in this clause,

1. "Appraisal Requirements for CMMI®" (ARC) means a framework that defines the requirements considered essential to appraisal methods intended for use with
Capability Maturity Model Integration (CMMI) models. ARC defines a set of typical applications of appraisal methods called appraisal method classes and allocates requirements to each class. Thus, a particular appraisal method may be declared to be an ARC Class A, B, or C appraisal method.

2. "Capability Maturity Model ®" (CMM®) means a framework that describes the key elements of an effective process or discipline, such as software development, software acquisition, and systems engineering.

3. "CMM IntegrationSM" (CMMI) means an integrated CMM model that encompasses the key elements for enterprise-wide process improvement. The CMMI model includes the disciplines of Software Engineering (SW), Systems Engineering (SE),
Integrated Product & Process Development (IPPD), and Supplier Sourcing.

4. "CMM-Appraisal Framework" (CAF) means a framework for planning, conducting, and completing CMM-based appraisals.

5. "Confirm" means an evaluation by the IRS of evidence provided by the offeror to support its SW-CMM® or CMMI-SW maturity level.

6. "Continuous representation" means a model structure wherein capability levels provide a recommended order for approaching process improvement within each specified process area.

7. "Equivalent staging" means a target staging, created using the continuous representation that is defined so that the results of using the target staging can be compared to the maturity levels of the staged representation.

8. "On-site" means the SEISM appraisal phase in which an appraisal team conducts extensive interviews at the organization's software development facility or the location of the organization's software development projects. Some portions of the on-site may include teleconferencing or telephone interviews of personnel at remote locations.

9. "Post-award Current Software Capability Rating" means the SW-CMM or CMMI-SW maturity level determined by an appraisal for which the commencement date of the appraisal on-site occurred within the 18 months immediately preceding the due date of the initial PARM submittal for a given year.

10. "Pre-award Software Capability Rating" means the SW-CMM or CMMI-SW maturity or capability level determined by an appraisal for which the commencement date of

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TIPSS-3 Federal Statement of Work

the Software Capability Evaluation (SCESM) or Standard CMMI Appraisal Method for
Process Improvement (SCAMPISM), ARC Class A on-site occurred within the 12 months immediately preceding the proposal due date.

11. "Process Appraisal Review Methodology" (PARM) means the methodology employed by the IRS to review, monitor, and verify contractor SW-CMM or CMMI-SW maturity levels during the period of performance of the contract, task order, delivery order, interagency agreement, or BPA.

12. "SCE Team Leader" means an individual authorized by SEI as a Lead Evaluator, substantiated by a Lead Evaluator identification number.

13. "Small business" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on government contracts, and qualified as a small business under the criteria and size standards in 13 CFR Part 121. For software development, the size standard to be eligible as a small business concern is less than $21 million in average annual receipts for the previous three fiscal years.

14. "Software Capability Evaluation" (SCE), means an SEI-approved appraisal method generally conducted by an independent evaluation team and led by an authorized
SCE Team Leader.

15. "Software Capability Maturity Model" (SW-CMM) means a framework that describes the key elements of an effective software process. The SW-CMM model follows an evolutionary improvement path from an ad hoc, immature process to a mature, disciplined process for the development of software. The model is composed of five maturity levels, which contain a number of key process areas.

16. "Software Capability Rating" means the SW-CMM or CMMI-SW Level achieved as a result of a SCE, a SCAMPISM, ARC Class A, or other appraisal method conducted according to the SEI CMM-Appraisal Framework (CAF), latest version, or the Class A
Appraisal Requirements for CMMI, ARC Class A, latest version.

17. "Software development" means any activity, in whole or in part, that is part of a software life cycle.

18. "Software life cycle" means the period of time that begins when a software product is conceived and ends when the software is no longer available for use. The software life cycle typically includes the following phases: concept, requirements, design, implementation, test, installation and checkout, operation and maintenance, and retirement.

19. "Staged representation" means a structure wherein attaining the goals of a set of process areas establishes a maturity level; each level builds a foundation for subsequent levels.

20. "Standard CMMI Appraisal Method for Process Improvement" (SCAMPI), ARC Class
A means an SEI-approved appraisal method based on the full set of Class A ARC requirements, latest version. A SCAMPI, ARC Class A is conducted by an appraisal team and led by an SEI-authorized SCAMPI Lead AppraiserSM.

21. "SCAMPI Lead Appraiser" means an individual authorized by SEI to lead a team in conducting a SCAMPI; authorization is substantiated by a Lead Appraiser identification number.

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TIPSS-3 Federal Statement of Work

22. "Verify" means an evaluation of evidence provided by the contractor to support its
SW-CMM or CMMI-SW Level, which is conducted by the IRS in accordance with the
Process Appraisal Review Methodology (PARM) after award of a contract, BPA, task order, delivery order, or interagency agreement.

b. Contractors performing software development for the IRS as required under this contract shall have, and maintain at all times during performance, a CMMI-SW Level 2 or higher maturity or capability rating. Detailed information about the CMMI-SWSW-CMM model may be obtained from the Software Engineering Institute (SEI), Carnegie Mellon University,
Pittsburgh, PA 15213-3890.

The web site is www.sei.cmu.edu/cmmi/.http://www.sei.cmu.edu/cmmi/

c. The CMMI-SW-CMM maturity or capability rating shall be current and shall be substantiated by a SCAMPI, ARC Class A, latest version.

d. As a condition of award, the IRS reserves the right to review and confirm the SW-CMMCMMI-SW maturity or capability levels of offerors. As a further condition of award, the IRS reserves the right to conduct a SCAMPI, ARC Class A.E

e. After award and throughout the period of performance, the IRS reserves the right to review, monitor, and verify contractor SW-CMMCMMI-SW maturity or capability levels in accordance with the Process Appraisal Review Methodology (PARM). The IRS further reserves the right to conduct an independent appraisal of the contractor, including a SCAMPI, ARC Class A.

f. On an annual basis, the contractor shall substantiate its current software maturity or capability rating by submitting documentation in accordance with the PARM. The IRS will perform a review annually to verify the contractor's compliance with its contractual CMMI-SW/CMM capability/maturity requirements.

g. The contractor shall include the terms of this clause in all subcontracts for software development under this contract.

H.40 1052.239-9006 Software Development Prerequisite – Alternate  (JAN 2005)

a. Definitions. As used in this clause,

1. "Appraisal Requirements for CMMI®" (ARC) means a framework that defines the requirements considered essential to appraisal methods intended for use with
Capability Maturity Model IntegrationSM (CMMI) models. ARC defines a set of typical applications of appraisal methods called appraisal method classes and allocates requirements to each class. Thus, a particular appraisal method may be declared to be an ARC Class A, B, or C appraisal method
.
2. "Capability Maturity Model ®" (CMM) means a framework that describes the key elements of an effective process or discipline, such as software development, software acquisition, and systems engineering.

3. "CMM Integration" (CMMI) means an integrated CMM model that encompasses the key elements for enterprise-wide process improvement. The CMMI model includes the disciplines of Software Engineering (SW), Systems Engineering (SE), Integrated
Product & Process Development (IPPD), and Supplier Sourcing.

4. "CMM-Appraisal Framework" (CAF) means a framework for planning, conducting,

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TIPSS-3 Federal Statement of Work

and completing CMM-based appraisals.

5. "Confirm" means an evaluation by the IRS of evidence provided by the offeror to support its SW-CMM or CMMI-SW maturity level.

6. "Continuous representation" means a model structure wherein capability levels provide a recommended order for approaching process improvement within each specified process area.

7. "Equivalent staging" means a target staging, created using the continuous representation that is defined so that the results of using the target staging can be compared to the maturity levels of the staged representation.

8. "On-site" means the SEISM appraisal phase in which an appraisal team conducts extensive interviews at the organization's software development facility or the location of the organization's software development projects. Some portions of the on-site may include teleconferencing or telephone interviews of personnel at remote locations.

9. "Post-award Current Software Capability Rating" means the SW-CMM or CMMI-SW maturity level determined by an appraisal for which the commencement date of the appraisal on-site occurred within the 18 months immediately preceding the due date of the initial PARM submittal for a given year.

10. "Pre-award Software Capability Rating" means the SW-CMM or CMMI-SW maturity or capability level determined by an appraisal for which the commencement date of the Software Capability Evaluation (SCESM) or Standard CMMI Appraisal Method for
Process Improvement (SCAMPISM) on-site occurred within the 12 months immediately preceding the proposal due date.

11. "Process Appraisal Review Methodology" (PARM) means the methodology employed by the IRS to review, monitor, and verify contractor SW-CMM or CMMI-SW maturity levels during the period of performance of the contract, task order, delivery order, interagency agreement, or BPA.

12. "SCE Team Leader" means an individual authorized by SEI as a Lead Evaluator, substantiated by a Lead Evaluator identification number.

13. "Small business" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on government contracts, and qualified as a small business under the criteria and size standards in 13 CFR Part 121. For software development, the size standard to be eligible as a small business concern is less than $21 million in average annual receipts for the previous three fiscal years.

14. "Software Capability Evaluation" (SCE), means an SEI-approved appraisal method generally conducted by an independent evaluation team and led by an authorized
SCE Team Leader.

15. "Software Capability Maturity Mode"(SW-CMM) means a framework that describes the key elements of an effective software process. The SW-CMM model follows an evolutionary improvement path from an ad hoc, immature process to a mature, disciplined process for the development of software. The model is composed of five maturity levels, which contain a number of key process areas.

16. "Software Capability Rating" means the SW-CMM or CMMI-SW Level achieved as a

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TIPSS-3 Federal Statement of Work

result of a SCE, a SCAMPI, ARC Class A, or other appraisal method conducted according to the SEI CMM-Appraisal Framework (CAF), latest version, or the Class A
Appraisal Requirements for CMMI, ARC Class A, latest version.

17. "Software development" means any activity, in whole or in part, that is part of a software life cycle.

18. "Software life cycle" means the period of time that begins when a software product is conceived and ends when the software is no longer available for use. The software life cycle typically includes the following phases: concept, requirements, design, implementation, test, installation and checkout, operation and maintenance, and retirement.

19. "Staged representation" means a structure wherein attaining the goals of a set of process areas establishes a maturity level; each level builds a foundation for subsequent levels.

20. "Standard CMMI Appraisal Method for Process Improvement" (SCAMPI), ARC Class
A means an SEI-approved appraisal method based on the full set of Class A ARC requirements, latest version. A SCAMPI, ARC Class A is conducted by an appraisal team and led by an SEI-authorized SCAMPI Lead AppraiserSM.

21. "SCAMPI Lead Appraiser" means an individual authorized by SEI to lead a team in conducting a SCAMPI, authorization is substantiated by a Lead Appraiser identification number.

22. "Verify" means an evaluation of evidence provided by the contractor to support its
SW-CMM or CMMI-SW Level, which is conducted by the IRS in accordance with the
Process Appraisal Review Methodology (PARM) after award of a contract, BPA, task order, delivery order, or interagency agreement.

b.            Contractors performing software development for the IRS as required under this contract shall have, and maintain at all times during performance, a software maturity of Level 3 or higher according to the SW-CMM model. Detailed information about SW-CMM or software maturity of Level 2 or higher according to the CMMI-SW model. Detailed information about
SW-CMM or CMMI-SW may be obtained from the Software Engineering Institute (SEI),
Carnegie Mellon University, Pittsburgh, PA 15213-3890. The web site is www.sei.cmu.edu/cmm/.

c.           The SW-CMM Level shall be current and shall be substantiated by a Software Capability
Evaluation (SCE).

d.           As a condition of award, the IRS reserves the right to review and confirm the SW-CMM
Level of offerors. As a further condition of award, the IRS reserves the right to conduct a
Software Capability Evaluation (SCE).

e.           After award and throughout the period of performance, the IRS reserves the right to review, monitor, and verify contractor SW-CMMSW-CMM maturity levels in accordance with the
Process Appraisal Review Methodology (PARM). The IRS further reserves the right to conduct an independent appraisal of the contractor, including a Software Capability
Evaluation (SCE).

f.	On an annual basis, the contractor shall substantiate its current software maturity capability rating by submitting documentation in accordance with the PARM. The IRS will perform a review annually in order to verify the contractor's compliance with its contractual SW-CMMSW-CMM maturity requirements.

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TIPSS-3 Federal Statement of Work

g.           The contractor shall include the terms of this clause in all subcontracts for software development under this contract.

H.41 1052.239-9006 Software Development Prerequisite – Supplement  (JAN 2005)

It is understood that the subcontractor does not have a [Insert one of the following: Capability
Maturity Model for Software (SW-CMM) Level 3 or higher rating, or a CMM Integration for
Software Engineering (CMMI-SW) Level 2 or higher rating]. The IRS has approved the subcontractor’s participation in the (insert name of IRS software development project), using the prime contractor’s [Insert one of the following: SW-CMM Level 3 or CMMI-SW Level 2 or higher]
processes. The prime contractor is responsible for the planning, management, and performance of the software development project according to its documented processes, utilizing subcontractor resources as mutually agreed between the prime contractor and subcontractor.
The subcontractor, in performing its agreed task assignments for the software development project, shall comply with the prime contractor’s direction.

H.42 Access, Use or Operation of IRS IT Systems by Contractors

In performance of this contract, the contractor agrees to comply with the following requirements and assumes responsibility for compliance by his/her employees:

IRS IT Security Policy and Guidance
All current and new IRS contractor employees authorized staff-like (unescorted) access to
Treasury/IRS owned or controlled facilities and information systems, or work, wherever located, on those contracts which involve the design, operation, repair or maintenance of information systems and access to sensitive but unclassified information shall comply with the IRS Information Technology Security Policy and Guidance, Internal Revenue Manual
(IRM) 25.10.1. A copy of IRM 25.10.1 may be requested from the contracting officer or
Contracting Officer Technical Representative (COTR). Notice: The IRS Policy 87-04
which authorizes limited personal use of IT systems by IRS employees does not apply to contractor employees.

Access Request and Authorization.
Within (10) calendar days after contract award, issuance of a task order or other award notice, or acceptance of new or substitute contractor employees by the COTR, the contractor shall provide the COTR a list of names of all applicable contractor employees and the IRS location(s) identified in the contract for which access is requested. A security screening, if determined appropriate by the IRS and in accordance with IRM 1.23.2,
Contractor Investigations, and Treasury Directive Policy (TD P) 71-10, Chapter II, Section
2, will be conducted by the IRS for each contractor employee requiring access to IRS- IT systems, or as otherwise deemed appropriate by the COTR. The Government reserves the right to determine fitness of a contractor employee assigned staff-like access under a contract and whether the employee shall perform or continue performance under the contract. Security screenings of contractor employee that reveal the following may be unacceptable under this contract: conviction of a felony, a crime of violence or a serious misdemeanor, a record of arrests for continuing offenses, or failure to file or pay Federal income tax (not an inclusive list). Upon notification from the National Background
Investigations Center (NBIC) of an acceptable contractor employee security screening, the
COTR will complete an Online 5081, Information System User Registration/Change

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TIPSS-3 Federal Statement of Work

Request, for each prime or subcontractor employee and require an electronic signature from each employee indicating the contractor employee has read and fully understands the security requirements governing access to the Service’s IT systems. IRS approval of the
Online 5081 is required before a contractor employee is granted access to, use or operation of IRS IT systems. IRM 25.10.1 includes more detailed information on the Online
5081.

Contractor Acknowledgement.
The contractor also acknowledges and agrees that he or she understands that all contract employees must comply with all laws, IRS system security rules, IRS security policies, standards, and procedures. The contractor also acknowledges that a contract employee’s unsanctioned, negligent, or willful violation of the laws, IRS system security rules, IRS security policies, standards, and procedures may result in the revocation of access to IRS information technology systems, immediate removal from IRS premises and the contract, and for violations of Federal statute or state laws, the contract employee may be arrested by Federal law enforcement agents.

Unauthorized Use of IRS Resources.
Contractor employees shall not use IRS information technology equipment/resources for activities that are personal in nature or illegal. Other types of actions that are unauthorized include but are not limited to:
(a)           Creating, copying, transmitting, or retransmitting greeting cards, screen savers, video, sound (including streaming video or music) or other large file attachments;
subscribing to unofficial LISTSERVs or other services that create a high-volume of email traffic, or using e-mail practices that involve ongoing message receipt and transmission (referred to as instant messaging/messenger). Using “Push” technology on the Internet, (e.g. subscribing to a service, not authorized by the IRS, that gathers information and sends it out automatically to subscribers), and continuous data streams such as streaming stock quotes are inappropriate uses.
(b)           Accessing personal e-mail accounts such as AOL or Hotmail through the IRS Internet firewall, hacker’s information or tools, chat rooms (involving instant messaging) or gambling sites;
(c)           Creating, downloading, viewing, storing, copying, or transmitting sexually explicit or sexually oriented materials such as adult pornography;
(d)           Downloading, copying, and/or playing of computer video games;
(e)           Posting agency information to external news groups, bulletin boards or other public forums without authorization; and
(f)           Accessing child pornography, bondage and bestiality, obscenity or other types of images that violate criminal law.

Any unauthorized use may be reported to the Contracting Officer’s Technical
Representative (COTR), the Contracting Officer, and the Department of Treasury Inspector
General for Tax Administration (TIGTA).

 Replacement Personnel
Replacement personnel must be acceptable to the COTR. The contractor shall agree to remove the person assigned within one day of official notification by the Government and provide a replacement within five days. New hires or substitutions of personnel are subject to an acceptable IRS security screening conducted by the IRS National Background
Investigation Center (NBIC), prior to being authorized access to IRS facilities and information systems.

Monitoring Notification
IRS management retains the right to monitor both the content and the level of access of

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TIPSS-3 Federal Statement of Work

contractor employees’ use of IRS IT systems. Contractor employees do not have a right, nor should they have an expectation, of privacy while using any IRS information technology system at any time, including accessing the Internet or using e-mail. Data maintained on government office equipment may be subject to discovery and Freedom of Information Act requests. By using government information technology systems, consent to monitoring and recording is implied with or without cause, including (but not limited to) accessing the
Internet or using e-mail or the telephone.

Any use of government information technology systems is made with the understanding that such use is generally not secure, is not private and is not anonymous.

Subcontracts
The Contractor shall incorporate this clause in all subcontracts, subcontract task or delivery orders or other subcontract performance instrument where the subcontractor employees will require access, use or operation of IRS information technology systems.

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TIPSS-3 Federal Statement of Work

I.3.1	52.209-1 QUALIFICATION REQUIREMENTS (FEB 1995)

(a) Definition. "Qualification requirement," as used in this clause, means a Government requirement for testing or other quality assurance demonstration that must be completed before award.

(b) One or more qualification requirements apply to the supplies or services covered by this contract. For those supplies or services requiring qualification, whether the covered product or service is an end item under this contract or simply a component of an end item, the product, manufacturer, or source must have demonstrated that it meets the standards prescribed for qualification before award of this contract. The product, manufacturer, or source must be qualified at the time of award whether or not the name of the product, manufacturer, or source is actually included on a qualified products list, qualified manufacturers list, or qualified bidders list. Offerors should contact the agency activity designated below to obtain all requirements that they or their products or services, or their subcontractors or their products or services, must satisfy to become qualified and to arrange for an opportunity to demonstrate their abilities to meet the standards specified for qualification.

For Capability Maturity Model Integration CMMIsm Compliance contact:

(Name)
(Address)

(c) If an offeror, manufacturer, source, product or service covered by a qualification requirement has already met the standards specified, the relevant information noted below should be provided.

Offeror's Name _______________________________
Manufacturer's Name __________________________
Source's Name _______________________________
Item Name __________________________________
Service Identification __________________________
Test Number ________________________________ (to the extent known)

(d) Even though a product or service subject to a qualification requirement is not itself an end item under this contract, the product, manufacturer, or source must nevertheless be qualified at the time of award of this contract. This is necessary whether the Contractor or a subcontractor will ultimately provide the product or service in question. If, after award, the Contracting Officer discovers that an applicable qualification requirement was not in fact met at the time of award, the Contracting Officer may either terminate this contract for default or allow performance to continue if adequate consideration is offered and the action is determined to be otherwise in the Government's best interests.

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TIPSS-3 Federal Statement of Work

(e) If an offeror, manufacturer, source, product or service has met the qualification requirement but is not yet on a qualified products list, qualified manufacturers list, or qualified bidders list, the offeror must submit evidence of qualification prior to award of this contract. Unless determined to be in the Government's interest, award of this contract shall not be delayed to permit an offeror to submit evidence of qualification.

(f) Any change in location or ownership of the plant where a previously qualified product or service was manufactured or performed requires reevaluation of the qualification.  Similarly, any change in location or ownership of a previously qualified manufacturer or source requires reevaluation of the qualification. The reevaluation must be accomplished before the date of award.

I.3.2                                52.215-19 NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

                 (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall-

                 (1) Maintain current, accurate, and complete inventory records of assets and their costs;

                 (2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor's ownership changes; and

                 (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

I.3.13                      52.232-32 PERFORMANCE-BASED PAYMENTS (FEB 2002)

(a) Amount of payments and limitations on payments. Subject to such other limitations and conditions as are specified in this contract and this clause, the amount of payments and limitations on payments shall be specified in the contract's description of the basis for payment.

(b) Contractor request for performance-based payment. The Contractor may submit requests for payment of performance-based payments not more frequently than monthly, in a form and manner acceptable to the Contracting Officer. Unless otherwise authorized by the Contracting Officer, all performance-based payments in any period for which payment is being requested shall be included in a single request, appropriately itemized and totaled. The Contractor's request shall contain the information and certification detailed in paragraphs (l) and (m) of this clause.

(c) Approval and payment of requests.

           (1) The Contractor shall not be entitled to payment of a request for performance-based payment prior to successful accomplishment of the event or performance criterion for which payment is requested. The Contracting Officer shall determine whether the event or performance criterion for which payment is requested has been successfully accomplished in

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TIPSS-3 Federal Statement of Work

accordance with the terms of the contract. The Contracting Officer may, at any time, require the Contractor to substantiate the successful performance of any event or performance criterion which has been or is represented as being payable.

           (2) A payment under this performance-based payment clause is a contract financing payment under the Prompt Payment clause of this contract and not subject to the interest penalty provisions of the Prompt Payment Act. The designated payment office will pay approved requests on the 30th day after receipt of the request for performance-based payment. However, the designated payment office is not required to provide payment if the Contracting Officer requires substantiation as provided in paragraph (c)(1) of this clause, or inquires into the status of an event or performance criterion, or into any of the conditions listed in paragraph (e) of this clause, or into the Contractor certification. The payment period will not begin until the Contracting Officer approves the request.

(3) The approval by the Contracting Officer of a request for performance-based payment does not constitute an acceptance by the Government and does not excuse the Contractor from performance of obligations under this contract.

(d) Liquidation of performance-based payments.

(1) Performance-based finance amounts paid prior to payment for delivery of an item shall be liquidated by deducting a percentage or a designated dollar amount from the delivery payment. If the performance-based finance payments are on a delivery item basis, the liquidation amount for each such line item shall be the percent of that delivery item price that was previously paid under performance-based finance payments or the designated dollar amount. If the performance-based finance payments are on a whole contract basis, liquidation shall be by either predesignated liquidation amounts or a liquidation percentage.

(2) If at any time the amount of payments under this contract exceeds any limitation in this contract, the Contractor shall repay to the Government the excess. Unless otherwise determined by the Contracting Officer, such excess shall be credited as a reduction in the unliquidated performance-based payment balance(s), after adjustment of invoice payments and balances for any retroactive price adjustments.

(e) Reduction or suspension of performance-based payments.

The Contracting Officer may reduce or suspend performance-based payments, liquidate performance-based payments by deduction from any payment under the contract, or take a combination of these actions after finding upon substantial evidence any of the following conditions:

(1)  The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (h) and (i) of this clause).

           (2)  Performance of this contract is endangered by the Contractor's-

                      (i) Failure to make progress; or

(ii) Unsatisfactory financial condition.

           (3)  The Contractor is delinquent in payment of any subcontractor or supplier under this contract in the ordinary course of business.

(f) Title.

(1) Title to the property described in this paragraph (f) shall vest in the Government. Vestiture shall be immediately upon the date of the first performance-based payment under this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

(2) "Property," as used in this clause, includes all of the following described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices:

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                      (i) Parts, materials, inventories, and work in process;

                      (ii) Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;

                      (iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment and other similar manufacturing aids, title to which would not be obtained as special tooling under paragraph (f)(2)(ii) of this clause; and

                      (iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

(3) Although title to property is in the Government under this clause, other applicable clauses of this contract (e.g., the termination or special tooling clauses) shall determine the handling and disposition of the property.

(4) The Contractor may sell any scrap resulting from production under this contract, without requesting the Contracting Officer's approval, provided that any significant reduction in the value of the property to which the Government has title under this clause is reported in writing to the Contracting Officer.

           (5) In order to acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer's advance approval of the action and the terms. If approved, the basis for payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(6) When the Contractor completes all of the obligations under this contract, including liquidation of all performance-based payments, title shall vest in the Contractor for all property (or the proceeds thereof) not-

(i) Delivered to, and accepted by, the Government under this contract; or

                      (ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

(7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(g) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. If any property is damaged, lost, stolen, or destroyed, the basis of payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(h) Records and controls. The Contractor shall maintain records and controls adequate for administration of this clause. The Contractor shall have no entitlement to performance-based payments during any time the Contractor's records or controls are determined by the Contracting Officer to be inadequate for administration of this clause.

(i) Reports and Government access. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information requested by the Contracting Officer for the administration of this clause and to determine that an event or other criterion prompting a financing payment has been successfully accomplished. The Contractor shall give the Government reasonable opportunity to examine and verify the Contractor's records and to examine and verify the Contractor's performance of this contract for administration of this clause.

(j) Special terms regarding default. If this contract is terminated under the Default clause, (1) the Contractor shall, on demand, repay to the Government the amount of unliquidated performance-based payments, and (2) title shall vest in the

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Contractor, on full liquidation of all performance-based payments, for all property for which the Government elects not to require delivery under the Default clause of this contract. The Government shall be liable for no payment except as provided by the Default clause.

(k) Reservation of rights.

(1) No payment or vesting of title under this clause shall-

(i) Excuse the Contractor from performance of obligations under this contract; or

                      (ii) Constitute a waiver of any of the rights or remedies of the parties under the contract.

           (2) The Government's rights and remedies under this clause-

                      (i) Shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law or this contract; and

           (ii) Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

(l) Content of Contractor's request for performance-based payment. The Contractor's request for performance-based payment shall contain the following:

(1) The name and address of the Contractor;

(2) The date of the request for performance-based payment;

(3) The contract number and/or other identifier of the contract or order under which the request is made;

(4) Such information and documentation as is required by the contract's description of the basis for payment; and

(5) A certification by a Contractor official authorized to bind the Contractor, as specified in paragraph (m) of this clause.

(m) Content of Contractor's certification. As required in paragraph (l)(5) of this clause, the Contractor shall make the following certification in each request for performance-based payment:

I certify to the best of my knowledge and belief that-

(1) This request for performance-based payment is true and correct; this request (and attachments) has been prepared from the books and records of the Contractor, in accordance with the contract and the instructions of the Contracting Officer;

(2) (Except as reported in writing on __________), all payments to subcontractors and suppliers under this contract have been paid, or will be paid, currently, when due in the ordinary course of business;

(3) There are no encumbrances (except as reported in writing on __________)
against the property acquired or produced for, and allocated or properly chargeable to, the contract which would affect or impair the Government's title;

(4) There has been no materially adverse change in the financial condition of the Contractor since the submission by the Contractor to the Government of the most recent written information dated __________; and

(5) After the making of this requested performance-based payment, the amount of all payments for each deliverable item for which performance-based payments have been requested will not exceed any limitation in the contract, and the amount of all payments under the contract will not exceed any limitation in the contract.

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TIPSS-3 Federal Statement of Work

I.4.1                      DTAR 1052.203-12 LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JAN 1990) (DEVIATION)

(a) Definitions.

     "Agency", as used in this clause, means executive agency as defined in 2.101.

     "Covered Federal action", as used in this clause, means any of the following Federal actions:

          (a) The awarding of any Federal contract.

          (b) The making of any Federal grant.

          (c) The making of any Federal loan.

          (d) The entering into of any cooperative agreement.

          (e) The extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

          "Indian tribe" and "tribal organization", as used in this clause, have the meaning provided in section 4 of the Indian Self-Determination and Education Assistance Act (25 U.S.C. 450B) and include Alaskan natives.

         "Influencing or attempting to influence," as used in this clause, means making, with the intent to influence, any communication to or an appearance before an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any covered Federal action.

          "Local government," as used in this clause, means a unit of government in a State and, if chartered, established, or otherwise recognized by a State for the performance of a governmental duty, including a local public authority, a special district, an intrastate district, a council of governments, a sponsor group representative organization, and any other instrumentality of a local government.

          "Officer or employee of an agency," as used in this clause, includes the following individuals who are employed by an agency:

          (a) An individual who is appointed to a position in the Government under title 5, United States Code, including a position under a temporary appointment.

          (b) A member of the uniformed services, as defined in subsection 101(3), title 37, United States Code.

          (c) A special Government employee, as defined in section 202, title 18, United States Code.

          (d) An individual who is a member of a Federal Advisory Committee Act, title 5, United States Code, appendix 2.

          "Person," as used in this clause, means an individual, corporation, company association, authority, firm, partnership, society, State, and local government, regardless of whether such entity is operated for profit, or not for profit. This term excludes an Indian tribe, tribal organization, or another Indian organization with respect to expenditures specifically permitted by other Federal law.

          "Reasonable compensation," as used in this clause, means, with respect to a regularly employed officer or employee of any person, compensation that is consistent with the normal compensation for such officer or employee for such work that is not furnished to, not funded by, or not furnished in cooperation with the Federal Government.

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TIPSS-3 Federal Statement of Work

          "Reasonable payment," as used in this clause, means, with respect to professional and other technical services, a payment in an amount that is consistent with the amount normally paid for such services in the private sector.

          "Recipient," as used in this clause, includes the Contractor and all subcontractors. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

          "Regularly employed," as used in this clause, means, with respect to an officer or employee of a person requesting or receiving a Federal contract, an officer or employee who is employed by such person for at least 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person for receipt of such contract. An officer or employee who is employed by such person for less than 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person shall be considered to be regularly employed as soon as he or she is employed by such person for 130 working days.

          "State," as used in this clause, means a State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, a territory or possession of the United States, an agency or instrumentality of a State, a multi-State, regional, or interstate entity having governmental duties and powers.

(b) Prohibitions.

     (1) Section 1352 of title 31, United States Code, among other things, prohibits a recipient of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds to pay any person for influencing or attempting to influence an officer or employee of any agency a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal action: The awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.

     (2) The Act also requires Contractors to furnish a disclosure if any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a Federal contract, grant, loan or cooperative agreement.

     (3) The prohibitions of the Act do not apply under the following condition:

            (i) Agency and legislative liaison by own employees.

                 (A) The prohibition on the use of appropriated funds, in subparagraph (b)(1) of this clause, does not apply in the case of a payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action if the payment is for agency and legislative liaison activities not directly related to a covered Federal action.

                 (B) For purposes of subdivision (b)(3)(I)(A) of this clause, providing any information specifically requested by an agency or Congress is permitted a any time.

                 (C) The following agency and legislative liaison activities are permitted any time where they are not related to a specific solicitation for any covered Federal action:

                        (1) Discussing with an agency the qualities and characteristics (including individual demonstrations) of the person's products or services, conditions or terms of sale, and service capabilities.

                        (2) Technical discussions and other activities regarding the application or adaptation of the person's products or services for an agency's use.

                 (D) The following agency and legislative liaison activities are permitted where they are prior to formal solicitation of any covered Federal action-

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TIPSS-3 Federal Statement of Work

                         (1) Providing any information not specifically requested but necessary for an agency to make an informed decision about initiation of a covered Federal action;

                         (2) Technical discussions regarding the preparation of any unsolicited proposal prior to its official submission; and

                         (3) Capability presentations by persons seeking awards from an agency pursuant to the provision of the Small Business Act, as amended by Pub. L. 95-507, and subsequent amendments.

                  (E) Only those services expressly authorized by subdivision (b)(3)(I)(A) of this clause are permitted under this clause.

            (ii) Professional and technical services.

                 (A) The prohibition on the use of appropriated funds, in subparagraph (b)(1) of this clause, does not apply in the case of-

                        (1) A payment of reasonable compensation made to an officer of employee of a person requesting or receiving a covered Federal action or any extension, continuation, renewal, amendment, or modification of a covered Federal action, if payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal or application for that Federal action or for meeting requirements imposed or pursuant to law as a condition for receiving that Federal action.

                       (2) Any reasonable payment to a person, other than an officer or employee of a person requesting or receiving a covered Federal action or any extension, continuation, renewal, amendment, or modification of a covered Federal action if the payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal or application for that Federal action or for meeting requirements imposed or pursuant to law as a condition for receiving that Federal action. Persons other than officers or employees of a person requesting or receiving a covered Federal action include consultants and trade associations.

                 (B) For purposes of subdivision (b)(3)(ii)(A) of this clause, "professional" and technical services" shall be limited to advice and analysis directly applying any professional or technical discipline. The following examples are not intended to be all inclusive, to limit the application of the professional or technical exemption provided in the law, or to limit the exemption to licensed professionals. For example, drafting of a legal document accompanying a bid or proposal by a lawyer is allowable. Similarly, technical advice provided by an engineer on the performance or operational capability of a piece of equipment rendered directly in the negotiation of a contract is allowable.
However, communication with a technical person (such as a licensed accountant) are not allowable under this section unless they provide advice and analysis directly applying their professional or technical expertise and unless the advice or analysis is rendered directly and solely in the preparation, submission or negotiation of a covered Federal action. Thus, for example, communication with the intent to influence made by a lawyer that do not provide legal advice or analysis directly and solely related to the legal aspects of his or her client's proposal, but generally advocate one proposal over another are not allowable under this section because the lawyer is not providing professional legal services. Similarly communications with the intent to influence made by an engineer providing engineering analysis prior to the preparation or submission of an bid or proposal are not allowable under this section since the engineer is providing technical services but not directly in the preparation, submission or negotiation of a covered Federal action.

                 (C) Requirements imposed by or pursuant to law as a condition for receiving a covered Federal award include those required by law or regulation and any other requirements in the actual award documents.

                 (D) Only those services expressly authorized by subdivisions (b)(3)(ii)(A)(1) and (2) of this clause are permitted under this clause.

(E) The reporting requirements of FAR 3.803(a) shall not apply with respect to payments of reasonable compensation made to regularly employed officer or employees of a person.

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          (iii) Selling activities by independent sales representatives. The prohibition on the use of appropriated funds, in subparagraph (b)(1) of this clause, does not apply to the following selling activities before an agency by independent sales representatives, provided such activities are prior to formal solicitation by an agency and are specifically limited to the merits of the matter:

                 (A) Discussing with an agency (including individual demonstrations) the qualities and characteristics of the person's products or services, conditions or terms of sale, and service capabilities; and

                 (B) Technical discussions and other activities regarding the application or adaptation of the person's products services for an agency's use.

(c) Disclosure.

     (1) The Contractor who requests or receives from an agency a Federal contract shall file with that agency a disclosure form, OMB standard form LLL, Disclosure of Lobbying Activities, if such person has made or has agreed to make any payment using nonappropriated funds (to include profits from any covered Federal action), which would be prohibited under subparagraph (b)(1) of this clause, if paid for with appropriated funds.

     (2) The Contractor shall file a disclosure form at the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the information contained in any disclosure form previously filed by such person under subparagraph (c)(1) of this clause. An event that materially affects the accuracy of the information reported includes-

          (i) A cumulative increase of $25,000 or more in the amount paid or expect to be paid for influencing or attempting to influence a covered Federal action; or

          (ii) A change in the person(s) or individual(s) influencing or attempting to influence a covered Federal action; or

          (iii) A change in the officer(s), employee(s), or Member(s) contacted influence or attempt to influence a covered Federal action.

     (3) The Contractor shall require the submittal of a certification, and if required, a disclosure form by any person who requests or receives any subcontract exceeding $100,000 under the Federal contract.

     (4) All subcontractor disclosure forms (but not certifications) shall be forwarded from tier to tier until received by the prime Contractor. The prime Contractor shall submit all disclosures to the Contracting Officer at the end of the calendar quarter in which the disclosure form is submitted by the subcontractor. Each subcontractor certification shall be retained in the subcontract file of the awarding Contractor.

(d) Agreement. The Contractor agrees not to make any payment prohibited by this clause.

(e) Penalties.

     (1) Any person who makes an expenditure prohibited under paragraph (a) of this clause or who fails to file or amend the disclosure form to be filed or amended by paragraph (b) of this clause shall be subject to civil penalties as provided by 31 USC 1352. An imposition of a civil penalty does not prevent the Government from seeking any other remedy that may be applicable.

      (2) Contractors may rely without liability on the representation made by their subcontractors in the certification and disclosure form.

(f) Cost allowability. Nothing in this clause makes allowable or reasonable any cost which would otherwise be unallowable or unreasonable. Conversely, costs made specifically unallowable by the requirements in this clause will not be made allowable under any other provision.

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TIPSS-3 Federal Statement of Work

I.4.3                     DTAR 1052.219-75 MENTOR REQUIREMENTS AND EVALUATION (JAN  2000)

(a) Mentor and protégé firms shall submit an evaluation to the Department of the Treasury’s OSBD at the conclusion of the mutually agreed upon program period, the conclusion of the contract, or the voluntary withdrawal by either party from the program, whichever occurs first. At the conclusion of each year in the mentor protégé program, the prime contractor and protégé will formally brief the Department of the Treasury Mentor -Protégé Program Manager regarding program accomplishments under their mentor-protégé agreements.

(b) A mentor or protégé shall notify the OSBD and the contracting officer, in writing, at least 30 calendar days in advance of the effective date of the firm’s withdrawal from the program. A mentor firm shall notify the OSBD and the contracting officer upon receipt of a protégé’s notice of withdrawal from the program.

I.4.4                      DTAR 1052.228-70  INSURANCE (MAR 2002)

In accordance with the clause entitled “Insurance -- Work on a Government Installation” [or “Insurance -- Liability to Third Persons”] in Section I, insurance of the following kinds and minimum amounts shall be provided and maintained during the entire period of performance of this contract:

(a) Worker’s compensation and employer’s liability.  The contractor shall, as a minimum, meet the requirements specified at FAR 28.307-2(a).

(b) General liability.  The contractor shall, as a minimum, meet the requirements specified at FAR 28.307-2(b).

(c) Automobile liability.  The contractor shall, as a minimum, meet the requirements specified at FAR 28.307-2(c).

I.4.5                      DTAR 1052.204-9002 Personal Identity Verification of Contractor Personnel (Oct 2005)

The Contractor shall comply with Treasury and Bureau personal identity verification procedures that implement HSPD-12, OMB guidance memorandum M-05-24 and FIPS Pub 201.

The Contractor shall inset this clause in all subcontracts when the subcontractor is required to have physical access to a Federally controlled facility or access to a Federal information system.

J.5                           DEPARTMENT OF THE TREASURY SMALL, HUBZone SMALL, SMALL DISADVANTAGED,
              WOMEN-OWNED SMALL, VETERAN-OWNED SMALL BUSINESS, & SERVICE DISABLED
              VETERAN OWNED SMALL BUSINESS CONCERNS SUBCONTRACTING PLAN OUTLINE

The following outline meets the minimum requirements of Public Law 95-507 and the Federal Acquisition Regulation (FAR) Subparts 19.7.  It is intended to be a guideline.  It is not intended to replace any existing corporate plan which is more extensive.  If assistance is needed to locate small business sources, contact the Director, Office of Small Business Programs (202) 622-0530 or the bureau Small Business Specialist, Jodie Paustian, (202) 283-1199.  Please note that the Department of the Treasury has subcontracting goals of 41% for small business, 3 % for HUBZone small business, 5 % for small disadvantaged business, 5 % for women-owned small business, and 3 % for Service Disabled Veteran-Owned small business concerns for fiscal year 2004.  For this procurement, the Department of the Treasury expects all proposed subcontracting plans to contain the following goals, at a minimum, for small business 41%, for HUBZone small business concerns 3%, for small disadvantaged business concerns 5%, for women-owned small business concerns 5%, and for Service Disabled Veteran-Owned small business concerns 3%.  Although there is no statutory goal for Veteran-Owned small business

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(VOSB) concerns, a VOSB goal must be proposed in accordance with FAR 19.7 and should represent the offeror’s effort to provide the maximum practicable subcontracting opportunities for VOSBs.  These percentages shall be expressed as percentages of the total available subcontracting dollars.

Identification Data:
Company Name: __________________________________________________
Address: _______________________________________________________
Date Prepared: _____________ Solicitation Number: ______________________
Item/Service: ____________________________________________________
Place of Performance: ______________________________________________

1. TYPE OF PLAN:  (Check only one).

_____	INDIVIDUAL PLAN: In this type of plan all elements are developed specifically for this contract and are applicable for the full term of this contract.

_____
MASTER PLAN:  In this type of plan, goals are developed for this contract; all other elements are standard.  The master plan must be approved every three (3) years.  Once incorporated into a contract with specific goals, it is valid for the life of the contract.

_____
COMMERCIAL PLAN:  This type of plan is used when the contractor sells products and services customarily used for non-government purposes. Plan/goals are negotiated with the initial agency on a company-wide basis rather than for individual contracts.  The plan is effective only during year approved.  The contractor must provide a copy of the initial agency approval, AND MUST SUBMIT AN ANNUAL SF 295 TO TREASURY WITH A BREAKOUT OF SUBCONTRACTING PRORATED FOR TREASURY (WITH A BUREAU BREAKDOWN, IF POSSIBLE).

2. GOALS:

FAR 19.704(a)(1) requires separate dollar and percentage goals for using small business concerns, HUBZone small business concerns, small disadvantaged business concerns, women-owned small business, veteran-owned small business, and service disabled veteran-owned small business concerns as subcontractors for the base year and each option year. (Please note that the goals for HUBZone small business, small disadvantaged business, women-owned small business, veteran-owned small business, and service disabled veteran-owned small business concerns are sub-sets of the small business goal).

A.  Estimated dollar value of all planned subcontracting, i.e., to all types of business concerns under this contract is:

FY____              FY_____                                                 FY______                                                FY_____                                       FY_______

BASE                          1ST OPTION                                           2ND OPTION                                           3RD OPTION                                4TH OPTION**
$                                   $                                                                $                                                                 $                                                      $
       %                                    %                                                                %                                                             %                                                    %

B.  Estimated dollar value* and percentage of planned subcontracting to small business concerns is:
(*This figure includes the amount in C., D., E., F., and G. below.)
FY____              FY_____                                                 FY______                                                FY_____                                       FY_______

BASE                          1ST OPTION                                           2ND OPTION                                           3RD OPTION                                4TH OPTION**
$                                   $                                                                $                                                                 $                                                      $
       %                                    %                                                                %                                                             %                                                    %

C.  Estimated dollar value and percentage of planned subcontracting to HUBZone small business concerns is:
FY____              FY_____                                                 FY______                                                FY_____                                       FY_______

BASE                          1ST OPTION                                           2ND OPTION                                           3RD OPTION                                4TH OPTION**
$                                   $                                                                $                                                                 $                                                      $
       %                                    %                                                                %                                                             %                                                    %

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D.  Estimated dollar value and percentage of planned subcontracting to small disadvantaged business concerns is:

FY____              FY_____                                                 FY______                                                FY_____                                       FY_______

BASE                          1ST OPTION                                           2ND OPTION                                           3RD OPTION                                4TH OPTION**
$                                   $                                                                $                                                                 $                                                      $
       %                                    %                                                                %                                                             %                                                    %

E.  Estimated dollar value and percentage of planned subcontracting to small women-owned business concerns is:

FY____              FY_____                                                 FY______                                                FY_____                                       FY_______

BASE                          1ST OPTION                                           2ND OPTION                                           3RD OPTION                                4TH OPTION**
$                                   $                                                                $                                                                 $                                                      $
       %                                    %                                                                %                                                             %                                                    %

F.  Estimated dollar value and percentage of planned subcontracting to veteran-owned small business concerns is:

FY____              FY_____                                                 FY______                                                FY_____                                       FY_______

BASE                          1ST OPTION                                           2ND OPTION                                           3RD OPTION                                4TH OPTION**
$                                   $                                                                $                                                                 $                                                      $
       %                                    %                                                                %                                                             %                                                    %

G.  Estimated dollar value and percentage of planned subcontracting to service disabled veteran-owned small business concerns is:
FY____              FY_____                                                 FY______                                                FY_____                                       FY_______

BASE                          1ST OPTION                                           2ND OPTION                                           3RD OPTION                                4TH OPTION**
$                                   $                                                                $                                                                 $                                                      $
       %                                    %                                                                %                                                             %                                                    %

**IF ANY CONTRACT HAS MORE THAN FOUR OPTIONS, PLEASE ATTACH ADDITIONAL SHEETS SHOWING DOLLAR AMOUNTS AND PERCENTAGES.

H.	Supplies and/or services to be subcontracted under this contract, business size (i.e., SB, HUBZone, SDB, WOB, VOSB, SDVOSB, and LB), and the estimated dollar expenditure, are: (Check all that apply).

SUPPLY/        COMPANY        BUSINESS        DOLLAR
SERVICE        NAME            SIZE               AMOUNT
                              (IF KNOWN)
                                           (SB, HUBZone, SDB, WOB,
  VOSB, SDVOSB, LB)

________________________________________________________________
________________________________________________________________
________________________________________________________________
________________________________________________________________
________________________________________________________________
________________________________________________________________  (Attach additional sheets if necessary.)

I.
Explain the methods used to develop the subcontracting goals for small, HUBZone small business, small disadvantaged, women-owned small business, veteran-owned small business, and service disabled veteran-owned

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small business concerns.  Explain how the product and service areas to be subcontracted were established, how the areas to be subcontracted to small, HUBZone small business, small disadvantaged, women-owned small, veteran-owned small business, and service disabled veteran-owned small businesses were determined, and how the capabilities of small, HUBZone small, small disadvantaged, women-owned small, veteran-owned and service disabled veteran-owned small businesses were determined.  Identify all source lists used in the determination process.

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

J.           Indirect and overhead costs      ______ HAVE BEEN         ______ HAVE NOT BEEN

included in the dollar and percentage subcontracting goals stated above.  (Check one.)

K.
If indirect and overhead costs HAVE BEEN included, explain the method used to determine the proportionate share of such costs to be allocated as subcontracts to small, HUBZone small, small disadvantaged, women-owned small, veteran-owned, and service disabled veteran-owned small business concerns.

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

3. PLAN ADMINISTRATOR:

FAR 19.704(a)(7) requires information about the company employee who will administer the subcontracting program.  Please provide the name, title, address, phone number, position within the corporate structure and the duties of that employee.

Name:
Title:
Address:

Telephone:
Fax:
E:mail Address:
Position:
Duties:  Does the individual named above perform the following?  (If NO is checked, please indicate who in the company performs those duties, or indicate why the duties are not performed in your company).

A.
Developing and promoting company/division policy statements that demonstrate the company's/division's support for awarding contracts and subcontracts to small, HUBZone small, small disadvantaged, women-owned small, veteran-owned, and service disabled veteran-owned small business concerns.

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__________YES                                           __________NO

B.
Developing and maintaining bidders' lists of small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business concerns from all possible sources.

__________YES                                           __________NO

C.	Ensuring periodic rotation of potential subcontractors on bidders' lists.
__________YES                                           __________NO

D.
Assuring that small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small businesses are included on the bidders' list for every subcontract solicitation for products and services they are capable of providing.

__________YES                                           __________NO

E.
Ensuring that subcontract procurement "packages" are designed to permit the maximum possible participation of small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small businesses.

__________YES                                           __________NO

F.
Reviewing subcontract solicitations to remove statements, clauses, etc., which might tend to restrict or prohibit small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business participation.

__________YES                                           __________NO

G.
Ensuring that the subcontract bid proposal review board documents its reasons for not selecting any low bids submitted by small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business concerns.

__________YES                                           __________NO

H.	Overseeing the establishment and maintenance of contract and subcontract award records.
__________YES                                           __________NO

I.	Attending or arranging for the attendance of company counselors at Business Opportunity Workshops, Minority Business Enterprise Seminars, Trade Fairs, etc.
__________YES                                           __________NO

J.
Directly or indirectly counseling small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business concerns on subcontracting opportunities and how to prepare responsive bids to the company.

__________YES                                           __________NO

K.
Providing notice to subcontractors concerning penalties for misrepresentations of business status as small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, or service disabled veteran-owned small business for the purpose of obtaining a subcontract that is to be included as part or all of a goal contained in the contractor's subcontracting plan.

__________YES                                           __________NO

L.	Conducting or arranging training for purchasing personnel regarding the intent and impact of Public Law 95-507 on purchasing procedures.
__________YES                                           __________NO
M.	Developing and maintaining an incentive program for buyers which support the subcontracting program.
__________YES                                           __________NO

N.	Monitoring the company's performance and making any adjustments necessary to achieve the subcontract plan goals.
__________YES                                           __________NO

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O.	Preparing and submitting timely reports.
__________YES                                           __________NO

P.	Coordinating the company's activities during compliance reviews by Federal agencies.
__________YES                                           __________NO

4. EQUITABLE OPPORTUNITY

FAR 19.704(a)(8) requires a description of the efforts your company will make to ensure that small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business concerns will have an equitable opportunity to compete for subcontracts.  (Check all that apply.)

A.	Outreach efforts to obtain sources:

     Contacting minority and small business trade associations
     Contacting business development organizations
     Attending small and minority business procurement conferences and trade fairs
     Finding sources from the Small Business Administration's
     Procurement Network (ProNet)

B.	Internal efforts to guide and encourage purchasing personnel:

     Presenting workshops, seminars and training programs
     Establishing, maintaining and using small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business source lists, guides and other data for soliciting subcontracts
     Monitoring activities to evaluate compliance with the
                     subcontracting plan

C.	Additional efforts: (Please describe.)
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

5. CLAUSE INCLUSION AND FLOW DOWN

FAR 19.704(a)(9) requires that your company include FAR 52.219-8, "Utilization of Small Business Concerns", in all subcontracts that offer further subcontracting opportunities.  Your company must require all subcontractors, except small business concerns, that receive subcontracts in excess of $500,000 ($1,000,000 for construction) to adopt and comply with a plan similar to the plan required by FAR 52.219-9, "Small Business Subcontracting Plan."

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Your company agrees that the clause will be included and that the plans will be reviewed against the minimum requirements for such plans.  The acceptability of percentage goals for small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business concerns must be determined on a case-by-case basis depending on the supplies and services involved, the availability of potential small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business subcontractors and prior experience.  Once the plans are negotiated, approved, and implemented, the plans must be monitored through the submission of periodic reports, including Standard Form (SF) 294 and SF 295 reports.

6. REPORTING AND COOPERATION

FAR 19.704(a)(10) requires that your company (1) cooperate in any studies or surveys as may be required, (2) submit periodic reports which show compliance with the subcontracting plan; (3) submit Standard Form (SF) 294, "Subcontracting Report for Individual Contracts," and SF 295, "Summary Subcontract Report," in accordance with the instructions on the forms; and (4) ensure that subcontractors agree to submit SF 294 and SF 295.  The cognizant contracting officer of the Treasury bureau must receive the report(s) within 30 days after the close of each calendar period.  That is:

Calendar Period                        Report Due                     Date Due                      Send Report To
10/01--03/31SF                                 294                                04/30                      bureau contracting officer
04/01--09/30                                SF 294                                10/30                      bureau contracting officer
10/01--09/30                                SF 295                                10/30                      bureau contracting officer

NOTE:  A copy of the 295 report must also be sent to
the Director, Office of Small Business Development,
Department of the Treasury.  The address is as follows:

Department of the Treasury
Attn: Director, Office of Small
Business Development
1500 Pennsylvania Avenue, N.W.
Mail Code 655 15th/6099
Washington, DC 20220

7. RECORDKEEPING

FAR 19.704(a)(11) requires a list of the types of records your company will maintain to demonstrate the procedures adopted to comply with the requirements and goals in the subcontracting plan.  (Check all that apply.)  (If NO is checked, please indicate why these types of records are not maintained).

A.
Small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business concern source lists, guides, and other data identifying such vendors.

__________YES                                           __________NO

B.	Organizations contacted for small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business sources.
__________YES                                           __________NO
C.
On a contract-by-contract basis, records on all subcontract solicitations over $100,000 which indicate for each solicitation (1) whether small business concerns were solicited, and if not, why not; (2)whether HUBZone small business concerns were solicited, and if not, why not; (3)whether small disadvantaged business concerns were solicited, and if not, why not; (4) whether women-owned small business concerns were solicited, and if not, why not; (5) whether veteran-owned small business concerns were solicited, and if not, why not; (6) whether service disabled veteran-owned small businesses were solicited, and if not, why not; and (7) reasons for the failure of solicited small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business concerns to receive the subcontract award.

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__________YES                                           __________NO

D.	Records to support other outreach efforts, e.g., contacts with minority and small business trade associations, attendance at small and minority business procurement conference and trade fairs.
__________YES                                           __________NO

E.
Records to support internal activities to (1) guide and encourage purchasing personnel, e.g., workshops, seminars, training programs, incentive awards; and (2) monitor activities to evaluate compliance.

__________YES                                           __________NO

F.
On a contract-by-contract basis, records to support subcontract award data including the name, address and business size and ownership status (HUBZone, SDB, WOB, VOSB, SDVOSB, etc.) of each subcontractor. (This item is not required for company or division-wide commercial plans.)

__________YES                                           __________NO

G.	Other records to support your compliance with the subcontracting plan: (Please describe)
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

8. TIMELY PAYMENTS TO SUBCONTRACTORS

FAR 19.702 requires your company to establish and use procedures to ensure the timely payment of amounts due pursuant to the terms of your subcontracts with small business concerns, HUBZone small business concerns, small disadvantaged business concerns, women-owned small business concerns, veteran-owned small business concerns, and service disabled veteran-owned small business concerns.

Your company has established and uses such procedures:
 __________YES                           __________NO

9. DESCRIPTION OF GOOD FAITH EFFORT

Maximum practicable utilization of small, HUBZone small, small disadvantaged women-owned small, veteran-owned small, and service disabled veteran-owned small business concerns as subcontractors in Government contracts is a matter of national interest with both social and economic benefits.  When a contractor fails to make a good faith effort to comply with a subcontracting plan, these objectives are not achieved, and 15 U.S.C. 637(d)(4)(F) directs that liquidated damages shall be paid by the contractor.  In order to demonstrate your compliance with a good faith effort to achieve the small, HUBZone small, small disadvantaged, women-owned small, veteran-owned small, and service disabled veteran-owned small business subcontracting goals, outline the steps your company plans to take.  These steps will be negotiated with the contracting officer prior to approval of the plan.
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

10. SIGNATURES REQUIRED

This subcontracting plan was SUBMITTED by:

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Signature:
Typed Name:
Title:
Date:

This subcontracting plan was REVIEWED by:

Signature:
Typed Name:
Title: Contracting Officer
Date:

This subcontracting plan was REVIEWED by:

Signature:
Typed Name:
Title: Small Business Specialist
Date:

This subcontracting plan was REVIEWED by:

Signature:
Typed Name:
Title: Small Business Administration Representative
Date:

This subcontracting plan was APPROVED by:

Signature:
Typed Name:
Title: Director, Office of Small Business Programs (or designee)
Date:

This subcontracting plan was ACCEPTED by:

Signature:
Typed Name:
Title: Contracting Officer
Date:

J.8   IRS CAPABILITY MATURITY MODEL (CMMI®) REQUIREMENTS

J.8.1                      PRE-AWARD CMMI® VALIDATION

The goal of the Capability Maturity Model Integration® (CMMI®) validation effort during this source selection is to validate that Contractors selected to perform IRS software development work are capable of practicing the Software Engineering Institute (SEIsm) CMMI Level 2 maturity.

The source selection practice as suggested by the SEI recommends that the procuring agency field a Standard CMMI Appraisal Method for Process Improvement(sm) (SCAMPI(sm)) team to determine prospective software development Contractors’ CMMI process maturity level. This is a very time-consuming, labor-intensive process and is not practical for multiple award acquisitions that are expected to consider many vendors. The objective of this approach, therefore, is to provide a means of validating Contractor process maturity within the time constraints of the acquisition.

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Large Business Offerors and Small Business Offerors, who elect to compete under the full and open competition, shall provide evidence of process maturity in accordance with the IRS Policy and Procedure 39.1(B) Capability Maturity Model for software through the submission of SCAMPI results.

J.8.2                      DATA SUBMISSION REQUIREMENTS

Data submitted by Offerors may vary depending on whether the Offeror seeks award under the full and open competition or the partial small business set-aside competition.

Offerors proposing under the full and open competition shall submit data from at least one external SCAMPI, but no more than three, that demonstrates software development compliance with SEI’s Staged CMMI Version 1.1. The submission material shall be dated within 12 months from the first day of the on-site period to the proposal due date to include the following information:

♦	Names, titles, organizational affiliation, address, phone number, and credentials of the external evaluation team
♦	Detailed final findings report and briefing
♦	Organizational chart showing affiliation of evaluated organization and proposing organization and number and type of staff associated with each component represented by the organizational chart
♦
Project profiles for each project evaluated providing details on the attributes of the projects: project description, application domain, software size, life cycle, project schedule, current phase of the project, and staffing profile

♦	On-site period dates of performance and interview schedule detailing names, roles, and organizational affiliations of individuals interviewed

J.8.3                      CMMI LEVEL 2 VALIDATION

Each Offeror’s submission will be validated by members of the IRS CMMI Review Team. The estimated completion time for each validation is no longer than 2 — 3 days per Offeror.

Acceptance Criteria: The SCAMPI information submitted is validated against established criteria and must clearly indicate:
-	the offeror is at a minimum, a CMMI Level 2 organization
-	was performed within 12 months from the first day of the on-site period to the proposal due date
-	was performed on the proposing organization
-	was performed in accordance with Assessment Requirements for CMMI Version V.1.1 (ARC)
•	examined at least 3 projects
•	covered, in the aggregate, at least 20% of the technical workforce proposed for software development.

-	used SEI framework: CMMI v 1.1 or later
-
considered at least all process areas in Level 2 such as Requirements Management, Software Project Planning, Software Project Tracking and Oversight, Software Subcontract Management, Software Quality Assurance and Software Configuration Management (the software subcontract management process area may be outscoped if the proposing organization does not propose to use subcontractors for any portion of the software effort)

-	all Level 2 process areas were evaluated as “fully satisfied”
-	was performed by qualified external assessors; specifically:
•	all appraisal team members were SEI trained and certified in the Introduction to CMMI (Staged Representation) course and Intermediate Concepts of CMMI.
•
at least one member of the appraisal team has completed and is licensed and  certified by the SEI as a SCAMPI Lead Appraiser (certificates for appraisal team members is required including the SEI SCAMPI Lead Appraiser number)

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    J.8.4                      POST-AWARD MONITORING

Contractors developing software for the IRS shall maintain Level 2 or better in the process areas for CMMI in order to continue to receive software tasking. The CMMI Review Team will monitor Contractor process maturity by:

•	Using standard IRS Process Appraisal Review Methodology (PARM) processes,
•	Performing annual cycles of review for CMMI, and
•	Considering all types of appraisal data and process improvement infrastructure data as standardized by the PARM process.

J.9           SOFTWARE DEVELOPMENT STANDARDS, LIFE CYCLE (SDLC) GUIDELINES

    J.9.1                      Software Development Life Cycle (SDLC)

The Department of Treasury Directive (TD) TD-84-01 establishes the IRM 2.5.X SERIES and related IRMs as the authoritative guide for software development methodology.  This set of IRMs provides comprehensive guidance on what technical documentation is necessary for development.

System Information Bulletin (SIB)#S-00-06-01 dated July 28, 2000, compliments the SDLC/eSDLC by listing all required Project Folder requirements, as set forth by the ITS Process Improvement and Software Quality Section, Internal Management Division, BSD.  This SIB will be replaced by IRM 2.5.15, which is currently in the review process.

    J.9.2                      Enterprise Life Cycle (ELC)

The Internal Revenue Service (IRS) recognized a need to standardize management practices throughout major organizations. Examples of three primary project management methodologies used in the IRS are: IRS/Prime's Enterprise Life Cycle (ELC), Business Systems Development Enterprise Life Cycle Lite (ELC Lite), and Wage and Investment Business Systems Planning Tier B ELC. While each of these disciplines represent responses by organizations to their unique business needs, a common method is necessary to achieve the following goals:

•	Alignment with the modernization of IRS systems

•	Compliance with the Software Engineering Institute's Software Capability Maturity Model (SW CMM)

•	Standardization of tools and processes

•	Support Information Technology Services (ITS) business maintenance and existing systems.

•	Support of a taxonomy or common terminology throughout IRS.

Projects are currently categorized by the following Tier designations:

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•
Tier A Technical Modernization Projects – Resources devoted to Information Technology Investment Account (ITIA)-funded projects and managed by the Business Systems Modernization Office (BSMO). This includes resources assigned as members of an Integrated Product Team (IPT), resources supporting an IPT, and ad hoc support to BSMO-sponsored work. Project scale is large with a 2-to 3-year timeframe.

•	Tier B Improvement Projects - Resources devoted to new improvements, medium size (1- to 2-year timeframe) and funded from improvement programs budget.

•
Tier C Enhancements/ Stay-In-Business Projects - Resources devoted to all other types of projects (e.g., sustaining operations, legislative changes, and small enhancements to sustaining operations) funded from regular sustaining operations budget.

Tier projects will use the following versions of ELC:

•	Tier A projects will continue to follow the mandated ELC Catalyst processes as managed through BSMO.

•	Tier B projects will use, at a minimum, the full life cycle as prescribed by this ELC Lite methodology. (Reference Part II)

•
New Tier C projects will use, at a minimum, an abbreviated life cycle as prescribed by this ELC Lite methodology (Reference Part III). It is also the preferred approach for on-going systems. Circumstances may exist to warrant exceptions, which should be determined an individual basis.

Existing Internal Revenue Manual (IRM) processes, such as the Software Development Life Cycle (SDLC), will continue to be used, as well as all Modernization Information & Technology Services (MITS)-wide and IRS-wide standards and practices.

J.11           TOTAL INFORMATION PROCESSING SUPPORT SERVICES (TIPSS) – 3CONDITIONAL ACCESS
                  TO SENSITIVE BUT UNCLASSIFIED INFORMATION NON-DISCLOSURE AGREEMENT

I,  , hereby consent to the terms in this Agreement in consideration of my being granted conditional access to certain United States Government documents or material containing sensitive but unclassified information.

I understand and agree to the following terms and conditions:

1.
By being granted conditional access to sensitive but unclassified information, the United States Government has placed special confidence and trust in me and I am obligated to protect this information from unauthorized disclosure, in accordance with the terms of this Agreement.

2.
As used in this Agreement, sensitive but unclassified information is any information, the loss, misuse, or unauthorized access to or modification of which could adversely affect the national interest or the conduct of Federal programs, or the privacy to which individuals are entitled under Title 5 U.S.C. § 552a, but which has not been specifically authorized under criteria established by an Executive order or an Act of Congress to be kept secret in the interest of national defense or foreign policy.

3.
I am being granted conditional access contingent upon my execution of this Agreement for the sole purpose of the Total Information Processing Support Services (TIPSS) – 3, Contract Number to be determined.  This approval will permit me conditional access to certain information, (e.g., documents, memoranda, reports, testimony, deliberations, maps, drawings, schematics, plans, assessments, as identified under individual Task Orders) and/or to attend meetings in which such information is discussed or otherwise made available to me.  This Agreement will not allow me access to materials which Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies have

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predetermined, in its sole discretion, are inappropriate for disclosure pursuant to this Agreement.  This may include sensitive but unclassified information provided to Treasury by other agencies of the United States Government.

4.
I will never divulge any sensitive but unclassified information, which is provided to me pursuant to this Agreement to anyone, with the exception of being advised in writing by the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies that the individual is authorized to receive it.  Should I desire to make use of any sensitive but unclassified information, I will do so in accordance with paragraph 6 of this Agreement.

I will submit to the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies as specified in the individual Task Orders for security review.  Prior to any submission for publication, any book, article, column or other written work for the general publication that is based upon any knowledge, obtained during the course of my work on TIPSS-3.  This is placed in order for the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies, to ensure that no sensitive but unclassified information has been disclosed.

5.
I hereby assign to the United States Government all royalties, remunerations, and emoluments that have resulted, will result or may result from any disclosure, publication, or revelation of sensitive but unclassified information not consistent with the terms of this Agreement.

6.
If I, am permitted at the sole discretion of the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies, to review any official documents containing sensitive but unclassified information, such review will be conducted at a secure facility or under circumstances, which will maintain the security protection of such material.  I will not be permitted to and will not make any copies of documents or parts of documents to which conditional access is granted to me.  All notes taken during the course of such access will remain with the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies, and placed in secure storage.  If it is determined differently, by the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agency officials that the notes contain no sensitive but unclassified information, they will not be securely stored.  If I wish to have the notes released to me, the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agency officials will review the notes for the purposes of deleting any sensitive but unclassified information to create a redacted copy of the notes.  If I do not wish a review of any notes that I make, those notes will remain sealed inside of secure storage at the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies.

7.
If I violate the terms and conditions of this Agreement, I understand that the unauthorized disclosure of sensitive but unclassified information could compromise the security of the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies.

8.	If I violate the terms and conditions of this Agreement, such violation may result in the cancellation of my conditional access to sensitive but unclassified information.
This may serve as a basis for denying me conditional access to the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agency information, both classified and sensitive but unclassified information in the future.  If I violate the terms and conditions of this Agreement, the United States may institute a civil action for damages or any other appropriate relief.  The willful disclosure of information to which I have agreed therein not to divulge may constitute a criminal offense.

9.
When and until I, am provided with a written release by the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies from this Agreement or any portions of it, all conditions and obligations contained in this Agreement still apply.  My period of conditional access shall terminate at the conclusion of my work on TIPSS-3, and at all times thereafter.

10.	Each provision of this Agreement is severable. If a court should find any provision of this Agreement to be, unenforceable, all other provisions shall remain in full force and effect.

11.	I understand that the United States Government may seek any remedy available to enforce this Agreement, including but not limited to, application for a court order prohibiting disclosure of information in breach of this Agreement.

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TIPSS-3 Federal Statement of Work

12.
By granting me conditional access to information in this context, the United States Government does not waive any statutory or common law evidentiary privileges or protections that it may assert in any administrative or court proceeding to protect any sensitive but unclassified information to which I have been given conditional access under the terms of this Agreement.

13.
These restrictions are consistent with and do not supersede, conflict with or otherwise alter the employee obligations, rights or liabilities created by Executive Order 12356; of Section 7211 of Title 5, United States Code, which governs disclosures to Congress; Section 1034 of Title 10, United States Code as amended by the Military Whistleblower Protection Act, which governs disclosure to Congress by members of the military; Section 2302(b)(8) of Title 5, United States Code, as amended by the Whistleblower Protection Act, which governs disclosures of illegality, waste, fraud, abuse or public health or safety threats; the Intelligence Identities Protection Act of 1982 (50 U.S.C. 421 et seq.), which governs disclosures that could expose confidential Government agents, and the statutes which protect against disclosure that may compromise the national security.  This includes Sections 641, 793, 794, 798, and 952 of Title 18, United States Code, and Section 4(b) of the Subversive Activities Act of 1950 (50 U.S.C. Section 783(b).

The definitions, requirements, obligations, rights, sanctions and liabilities created by said Executive Order are listed statutes, which incorporate into this Agreement and are controlling.

14.	My execution of this Agreement shall not nullify or effect in any manner any other secrecy or nondisclosure Agreement which I have executed or may execute with the United States Government.

15.	I make this Agreement in good faith, without mental reservation or purpose of evasion.

                                                                                                         ____________________
Name                                                                                                Date

This Agreement was accepted by the undersigned on behalf of the Department of the Treasury, the Internal Revenue Service, Treasury Bureaus, and other federal agencies as a prior condition of conditional access to sensitive but unclassified information.

___________________________________                          ____________________
Internal Revenue Service Representative            Date

Form Release: 05/01 - Revision: 4/04
-- 63 --

TIPSS-3 Federal Statement of Work

Attachment C

Travel Expense Report

TIPSS-3
Federal Statement of Work

Agreement #4902FP0169
SOW# 4905FP0783

Attachment C

Travel Expense Report

Company Name: *ABC Company* Date: ____________

Subcontract #: *5000xxxxxx*

Traveler Name: *John Smith* Traveler Signature: ______________________________

Dates of Departure and Return		Place of Origination and Destination	No. of Travelers	Purpose	Transportation Costs	Mileage Miles	Mileage Rate	Mileage Total	Car Rental Cost	Per Diem (Lodging)	Per Diem (M&IE)
4/2/2001		New Carrollton, MD to Austin, TX	1	IRS PRIME Contract - Travel to Austin to support site install for Customer Communications Project	$300.00	25	0.345	$8.63	$33.00	$80.00	$38.00
4/3/2001		Austin, TX	1	IRS PRIME Contract - Support site install for Customer Communications Project	$0.00	0	0.345	$0.00	$33.00	$80.00	$38.00
4/4/2001		Austin, TX	1	IRS PRIME Contract - Support site install for Customer Communications Project	$0.00	0	0.345	$0.00	$33.00	$80.00	$38.00
4/5/2001		Austin, TX to New Carrollton, MD	1	IRS PRIME Contract - Return trip to New Carrollton in support of site install for Customer Communications Project	$0.00	25	0.345	$8.63	$33.00	$0.00	$38.00
Totals					$300.00			$17.25	$132.00	$240.00	$152.00
Grand Total											

Provide description of expense listed as "Other"

4. $20 parking expense at Dulles airport + $12 gas for rental car

 Subcontractor Third Party Purchase Authorization
Testing, Maintenance and SupportSSQA - Quality Requirements for commercially available softwareSSQA - Quality Requirements for customized or developed Software

Form Release: 05/01 - Revision: 4/04
-- 64 --

Amendment Letter

Agreement #4902FP0169
SOW# 4905FP0783

International Business Machines
6300 Diagonal Highway
Boulder, CO 80301

October 24, 2006

FuGEN, Inc.
6001 Montrose Road Suite 640
Rockville, MD 20852
Attention:  Mitchell Gross

SUBJECT:  Exercise Option Period 1.

Dear Mr. Gross,

This letter serves as notice that IBM is exercising Option period 1 on TIPSS-# SOW No. 4905FP0783.

The  new period begins October 28, 2006 and runs through October 27, 2007.

Please retain this letter for your records.

All other terms and conditions in the above referenced agreements except as stated herein remain unchanged.  Any questions or concerns should be addressed with me at 303-924-6124 or email liberato@us.ibm.com.

Thank you for your continuing support.

Gregory D. Liberatore, C.P.M.
Advisory Procurement Professional
IBM Client Services Procurement – Federal
Phone:  303-924-6121  *  FAX 845-191-5710
Email: liberato@us.ibm.com.